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                                                                               .
                                                                               .

MainStay VP Series Fund, Inc. Prospectus                            May 1, 2003

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                                                                               -

                                                                 MAINSTAY VP SERIES FUND, INC.
                                                                 OFFERS 18 PORTFOLIOS IN THIS
                                                                 PROSPECTUS
                                                                  Equity
                                                                 Capital Appreciation Portfolio........    page A-5
                                                                 Eagle Asset Management Growth Equity
                                                                   Portfolio...........................    page A-7
                                                                 Growth Equity Portfolio...............    page A-9
                                                                 Indexed Equity Portfolio..............    page A-11
                                                                 International Equity Portfolio........    page A-13
                                                                 Lord Abbett Developing Growth
                                                                   Portfolio...........................    page A-15
                                                                 Mid Cap Core Portfolio................    page A-17
                                                                 Mid Cap Growth Portfolio..............    page A-19
                                                                 Small Cap Growth Portfolio............    page A-21
                                                                  Equity & Income
                                                                 American Century Income & Growth
                                                                   Portfolio...........................    page A-23
                                                                 Convertible Portfolio.................    page A-25
                                                                 Dreyfus Large Company Value
                                                                   Portfolio...........................    page A-27
                                                                 Total Return Portfolio................    page A-29
                                                                 Value Portfolio.......................    page A-31
                                                                  Income
                                                                 Bond Portfolio........................    page A-33
                                                                 Government Portfolio..................    page A-35
                                                                 High Yield Corporate Bond Portfolio...    page A-37
                                                                 Cash Management Portfolio.............    page A-39

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 WHAT'S INSIDE?

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                                                                               -

                                                              PAGE
                                                              ----
THE FUND AND THE SEPARATE ACCOUNTS..........................   A-3
INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
  PRINCIPAL RISKS: AN OVERVIEW..............................   A-4
     Not insured............................................   A-4
     You could lose money...................................   A-4
     NAV will fluctuate.....................................   A-4
     More information.......................................   A-4
CAPITAL APPRECIATION PORTFOLIO..............................   A-5
EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO..............   A-7
GROWTH EQUITY PORTFOLIO.....................................   A-9
INDEXED EQUITY PORTFOLIO....................................  A-11
INTERNATIONAL EQUITY PORTFOLIO..............................  A-13
LORD ABBETT DEVELOPING GROWTH PORTFOLIO.....................  A-15
MID CAP CORE PORTFOLIO......................................  A-17
MID CAP GROWTH PORTFOLIO....................................  A-19
SMALL CAP GROWTH PORTFOLIO..................................  A-21
AMERICAN CENTURY INCOME & GROWTH PORTFOLIO..................  A-23
CONVERTIBLE PORTFOLIO.......................................  A-25
DREYFUS LARGE COMPANY VALUE PORTFOLIO.......................  A-27
TOTAL RETURN PORTFOLIO......................................  A-29
VALUE PORTFOLIO.............................................  A-31
BOND PORTFOLIO..............................................  A-33
GOVERNMENT PORTFOLIO........................................  A-35
HIGH YIELD CORPORATE BOND PORTFOLIO.........................  A-37
CASH MANAGEMENT PORTFOLIO...................................  A-39
INVESTMENT POLICIES.........................................  A-41
MORE ABOUT INVESTMENT STRATEGIES AND RISKS..................  A-41
     DERIVATIVE SECURITIES..................................  A-41
     FOREIGN SECURITIES.....................................  A-41
     LENDING OF PORTFOLIO SECURITIES........................  A-41
     LOAN PARTICIPATION INTERESTS...........................  A-42
     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES............  A-42
     RISK MANAGEMENT TECHNIQUES.............................  A-42
     SWAP AGREEMENTS........................................  A-42
     WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS.........  A-42
     RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK
       BONDS")..............................................  A-43
     TEMPORARY DEFENSIVE INVESTMENTS........................  A-43
     PORTFOLIO TURNOVER.....................................  A-43
THE FUND AND ITS MANAGEMENT.................................  A-43
PURCHASE AND REDEMPTION OF SHARES...........................  A-48
     LIMITATIONS ON PURCHASES AND TRANSFERS.................  A-48
TAXES, DIVIDENDS AND DISTRIBUTIONS..........................  A-48
GENERAL INFORMATION.........................................  A-49
FINANCIAL HIGHLIGHTS........................................  A-50

                            ------------------------

                       THE FUND AND THE SEPARATE ACCOUNTS

--------------------------------------------------------------------------------
                                                                               -

This Prospectus describes the shares of eighteen series offered by MainStay VP Series Fund, Inc. (the "Fund"). The Fund, an open-end investment management company, is a Maryland corporation organized on June 3, 1983.

The Fund offers nineteen separate series, each of which represents a separate portfolio of investments. Eighteen of these series are offered by the Fund under this Prospectus--the MainStay VP American Century Income & Growth Portfolio ("American Century Income & Growth"), the MainStay VP Bond Portfolio ("Bond"), the MainStay VP Capital Appreciation Portfolio ("Capital Appreciation"), the MainStay VP Cash Management Portfolio ("Cash Management"), the MainStay VP Convertible Portfolio ("Convertible"), the MainStay VP Dreyfus Large Company Value Portfolio ("Dreyfus Large Company Value"), the MainStay VP Eagle Asset Management Growth Equity Portfolio ("Eagle Asset Management Growth Equity"), the MainStay VP Government Portfolio ("Government"), the MainStay VP Growth Equity Portfolio ("Growth Equity"), the MainStay VP High Yield Corporate Bond Portfolio ("High Yield Corporate Bond"), the MainStay VP Indexed Equity Portfolio ("Indexed Equity"), the MainStay VP International Equity Portfolio ("International Equity"), the MainStay VP Lord Abbett Developing Growth Portfolio ("Lord Abbett Developing Growth"), the MainStay VP Mid Cap Core Portfolio ("Mid Cap Core"), the MainStay VP Mid Cap Growth Portfolio ("Mid Cap Growth"), the MainStay VP Small Cap Growth Portfolio ("Small Cap Growth"), the MainStay VP Total Return Portfolio ("Total Return") and the MainStay VP Value Portfolio ("Value") (each a "Portfolio" and collectively the "Portfolios"). In many respects, each Portfolio resembles a separate fund. At the same time, in certain important respects, the Fund is treated as a single entity.

Shares of the Portfolios are currently offered to certain Separate Accounts to fund variable annuity policies and variable life insurance policies issued by New York Life Insurance and Annuity Corporation ("NYLIAC") (collectively, "Policies" and individually, "Policy").

The terms "shareholder" or "shareholders" in this Prospectus refer to the Separate Accounts, and the rights of the Separate Accounts as shareholders are different from the rights of an owner of a Policy ("Owner"). The rights of an Owner are described in the Policy. The current prospectus for the relevant Policy (which accompanies this Prospectus) describes the rights of the Separate Accounts as shareholders and the rights of an Owner. The Separate Accounts invest in shares of the Portfolios in accordance with allocation instructions received from Owners.

The current prospectus for the Policy describes the Policy and the relationship between changes in the value of shares of the Portfolios and the benefits payable under a Policy.

             Investment Objectives, Principal Investment Strategies
                        and Principal Risks: An Overview

This Prospectus discusses eighteen Portfolios which invest for varying combinations of income and capital appreciation. Each of the Portfolios pursues somewhat different strategies to achieve its objective. Under normal market conditions, the Equity Portfolios invest primarily in equity securities, the Income Portfolios invest primarily in debt or fixed income securities, and the Equity & Income Portfolios invest in a mix of equity and fixed income securities. Each of the Portfolios is managed by New York Life Investment Management LLC ("NYLIM" or the "Manager"). NYLIM is responsible for the day-to-day portfolio management of four of the Portfolios and has retained sub-advisers for fourteen of the Portfolios.

Publicly held corporations may raise needed cash by issuing or selling equity securities to investors. When you buy stock in a corporation you become part owner. The Portfolios may buy equity securities through stock exchanges, such as the New York Stock Exchange, the American Stock Exchange, or foreign stock exchanges, or in the over-the-counter market. There are many different types of equity securities, including stocks, convertible securities, American Depositary Receipts and others. Investors buy equity securities to make money through dividend payments and/or selling them for more than they paid.

Both governments and private companies may raise needed cash by issuing or selling debt securities to investors. The Portfolios may buy debt securities directly from those governments and companies or in the secondary trading markets. There are many different types of debt securities, including bonds, notes, debentures and others. Some pay fixed rates of return; others pay variable rates. Interest may be paid at different intervals. Some debt securities do not make regular interest payments, but instead are initially sold at a discount to the principal amount to be paid at maturity. The amount of interest paid is subject to many variables, including creditworthiness of the issuer, length of maturity of the security, market factors, and the nature of the debt instrument. Each of the Portfolios described in this Prospectus invests in particular types of debt securities, consistent with its own investment objective and strategies which are described in the succeeding pages of this Prospectus.

NOT INSURED
An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Cash Management Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

YOU COULD LOSE MONEY
Before considering an investment in one or more of the Portfolios, you should understand that you could lose money.

NAV WILL FLUCTUATE
The value of Portfolio shares, also known as the net asset value ("NAV"), will fluctuate based on the value of the Portfolio's holdings. Security values change. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions and the risks inherent in management's ability to anticipate such changes that can adversely affect the value of a Portfolio's holdings. In the case of debt securities, security values change when interest rates change. Generally when interest rates go up, the value of a debt security goes down and when interest rates go down, the value of a debt security goes up. Other factors, such as changes in how the market views the creditworthiness of an issuer, changes in economic or market conditions, changes in relative values of currencies, the risks inherent in management's ability to anticipate such changes, and changes in the average maturity of a Portfolio's investment, can also affect security values and Portfolio share price.

MORE INFORMATION
The next section of this Prospectus gives you more detailed information about the investment objectives, policies, principal investment strategies, principal risks and performance of each of the Portfolios offered in this Prospectus. Please review it carefully.

                   MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

INVESTMENT OBJECTIVE -- The Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in common stock of companies with investment characteristics such as:

- participation in expanding product or service markets,

- increasing unit sales volume,

- increasing return on investment, and

- growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets.

As a result, the Portfolio may invest in any other securities which, in the judgment of MacKay Shields LLC, the Portfolio's Sub-Adviser, are ready for a rise in price, or expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors such as new management, new products, changes in consumer demand or changes in the economy.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities may carry above-average risk compared to common stock indices such as the Dow Jones Industrial Average and the S&P 500(R) Index.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


CAPITAL APPRECIATION PORTFOLIO          QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/98       26.65%
Lowest Return/Worst Quarter                 1/01      -19.42%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                    SINCE
                           1 YEAR   5 YEARS   INCEPTION 1/29/93
Capital Appreciation
  Portfolio               -30.83%   -3.86%          6.59%
S&P 500(R) Index*         -22.10%   -0.59%          9.33%
Russell 1000(R) Growth
  Index**                 -27.88%   -3.84%          6.88%

 * "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

** The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains.

[Cap App. Portfolio Bar Chart]

94                                                                               -4.38
95                                                                               35.78
96                                                                               18.75
97                                                                               23.49
98                                                                               38.14
99                                                                               25.41
00                                                                              -10.72
01                                                                              -23.22
02                                                                              -30.83

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.36%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fee of
0.20%)                                0.28%
Total Portfolio Operating Expenses    0.64%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $65                $205             $357             $798

                   MAINSTAY VP EAGLE ASSET MANAGEMENT GROWTH
                                EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Eagle Asset Management Growth Equity Portfolio's investment objective is to seek growth through long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in U.S. common stocks. A majority of the Eagle Asset Management Growth Equity Portfolio's assets will be invested in common stock of companies with market capitalizations greater than $5 billion at the time of purchase.

INVESTMENT PROCESS -- The Portfolio invests in common stocks that Eagle Asset Management, Inc., the Portfolio's Sub-Adviser, believes have sufficient long-term growth potential to offer above average long-term capital appreciation. Companies in which the Portfolio invests will normally have at least one of the following characteristics at the time of purchase:

- expected earnings-per-share growth greater than the average of the S&P 500(R) Index, or

- expected revenue growth greater than the average of the S&P 500(R) Index, or

- relatively high return on equity.

Those securities that satisfy these quantitative criteria are then subjected to extensive fundamental analysis which focuses primarily on:

- the sustainability of the company's competitive advantage,

- the strength of its management team and, in particular, whether it has suitable experience, a clearly articulated vision and a history of strategic execution, and

- the ability of the company to improve its market share and thereby drive earnings growth.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


EAGLE ASSET MANAGEMENT GROWTH EQUITY  QUARTER/YEAR   RETURN
 PORTFOLIO
Highest Return/Best Quarter               4/99       44.97%
Lowest Return/Worst Quarter               3/01      -21.11%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                     SINCE
                                      1 YEAR   INCEPTION 5/1/98
Eagle Asset Management Growth
  Equity Portfolio                   -28.21%         1.09%
S&P 500(R) Index*                    -22.10%        -3.58%
Russell 1000(R) Growth Index**       -27.88%        -7.24%

 * "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

** The Russell 1000(R) Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains.

[Growth Equity Portfolio Bar Chart]

99                                                                               65.50
00                                                                               -9.97
01                                                                              -16.56
02                                                                              -28.21

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.50%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.31%
Total Portfolio Operating Expenses    0.81%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $83                $259             $450            $1,002

                      MAINSTAY VP GROWTH EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Growth Equity Portfolio's investment objective is to seek long-term growth of capital, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in common stocks of larger capitalization, well-managed companies, which appear to have better than average potential for capital appreciation.

INVESTMENT PROCESS -- The Portfolio will seek to identify companies which, in the opinion of New York Life Investment Management LLC, the Portfolio's Manager, are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios. The Portfolio is managed with a core orientation (including growth and value equities) which is determined by market conditions. The Manager uses a "top-down" approach which assesses the macroeconomic environment to determine sector weightings.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Manager believes is their full value or that they may even go down in value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


GROWTH EQUITY PORTFOLIO               QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99       23.35%
Lowest Return/Worst Quarter               1/01      -15.25%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                    1 YEAR   5 YEARS   10 YEARS
Growth Equity Portfolio            -24.25%   -0.02%     8.89%
S&P 500(R) Index*                  -22.10%   -0.59%     9.34%
Russell 1000(R) Index**            -21.65%   -0.58%     9.19%

 * "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Total returns assume reinvestment of all dividends and capital gains.

[Growth Equity Portfolio Bar Chart]

93                                                                               13.71
94                                                                                1.20
95                                                                               29.16
96                                                                               24.50
97                                                                               26.75
98                                                                               26.59
99                                                                               29.96
00                                                                               -3.34
01                                                                              -17.09
02                                                                              -24.25

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.25%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.26%
Total Portfolio Operating Expenses    0.51%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $52                $164             $285             $640

                      MAINSTAY VP INDEXED EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The Indexed Equity Portfolio's investment objective is to seek to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the S&P 500(R) Index.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its total assets in stocks in the S&P 500(R) Index in the same proportion, to the extent feasible, as they are represented in the S&P 500(R) Index.

INVESTMENT PROCESS -- Unlike other funds, which generally seek to beat market averages, index funds seek to match their respective indices. No attempt is made to manage the Portfolio in the traditional sense using economic, financial and market analysis. New York Life Investment Management LLC, the Portfolio's Manager, uses statistical techniques to determine which stocks are to be purchased or sold to replicate the S&P 500(R) Index to the extent feasible. From time to time, adjustments may be made in the Portfolio's holdings because of changes in the composition of the S&P 500(R) Index, but such changes should be infrequent.

The correlation between the performance of the Portfolio and the S&P 500(R) Index is expected to be at least 0.95, on an annual basis. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Portfolio, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500(R) Index.

The Portfolio's investments also include S&P 500(R) Index futures which are used to replicate the S&P 500(R) Index and for cash management purposes.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. If the value of the S&P 500(R) Index declines, the net asset value of shares of the Portfolio will also decline. The Portfolio's ability to mirror the S&P 500(R) Index may be affected by, among other things, transactions costs, changes in either the makeup of the S&P 500(R) Index or number of shares outstanding for the components of the S&P 500(R) Index, and the timing and amount of contributions to, and redemptions from, the Portfolio by shareholders.

Consistent with its principal investment strategies, the Portfolio's investments include DERIVATIVES such as futures. The Portfolio may lose money using derivatives. The use of derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

-------------------------------------------------------------------------
             INDEXED EQUITY PORTFOLIO               QUARTER/YEAR  RETURN
-------------------------------------------------------------------------
Highest Return/Best Quarter                             4/98       21.46%
-------------------------------------------------------------------------
Lowest Return/Worst Quarter                             3/02      -17.16%
-------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02

---------------------------------------------------------------
                                                    SINCE
                          1 YEAR    5 YEARS   INCEPTION 1/29/93
---------------------------------------------------------------
Indexed Equity Portfolio  -22.21%   -0.78%          8.94%
---------------------------------------------------------------
S&P 500(R) Index*         -22.10%   -0.59%          9.33%
---------------------------------------------------------------

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Portfolio. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.



  [Indexed Equity Portfolio Bar Chart]

94                                                                                0.76
95                                                                               36.89
96                                                                               22.42
97                                                                               32.84
98                                                                               28.49
99                                                                               20.70
00                                                                               -9.32
01                                                                              -12.11
02                                                                              -22.21

                          Annual total returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.10%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.28%
Total Portfolio Operating Expenses    0.38%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $39                $122             $213             $480

                   MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE -- The International Equity Portfolio's investment objective is to seek long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in equity securities, and invests primarily in a diversified portfolio of equity securities of issuers, wherever organized, who do business mainly outside the United States. Investments will be made in a variety of countries, with a minimum of five countries other than the United States. This includes countries with established economies as well as emerging market countries that MacKay Shields LLC, the Portfolio's Sub-Adviser, believes present favorable opportunities.

INVESTMENT PROCESS -- The Portfolio's Sub-Adviser seeks to identify investment opportunities by pursuing a bottom up, stock selection investment discipline. Proprietary, quantitative and qualitative tools are used to identify attractive companies. In-depth, original, fundamental research is performed on identified companies to assess their business and investment prospects. In conducting the research, particular attention is paid to the generation and utilization of cash flows, the returns on invested capital and the overall track record of management in creating shareholder value.

Portfolios are constructed by combining securities with low correlation. Country allocations in the Portfolio are a result of the bottom up, stock selection process. To reduce risk, an attempt is made at the portfolio level to stay within a reasonable range of the key constituents of the benchmark, unless the stock selection process strongly argues against it.

The Portfolio may buy and sell currency on a spot basis and enter into foreign currency forward contracts for hedging purposes. In addition, the Portfolio may buy or sell foreign currency options, securities and securities index options and enter into swap agreements and futures contracts and related options. These techniques may be used for any legally permissible purpose, including to increase the Portfolio's return.

The Sub-Adviser may sell a security if it believes the security will no longer contribute to meeting the objective of the Portfolio. The Sub-Adviser may evaluate, among other things, the condition of foreign economies and meaningful changes in the issuer's financial condition and competitiveness.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Since the Portfolio principally invests in FOREIGN SECURITIES, it will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio's investments include DERIVATIVES such as options, futures, forwards, and swap agreements. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


INTERNATIONAL EQUITY PORTFOLIO          QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/99       20.35%
Lowest Return/Worst Quarter                 3/98      -13.31%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                    SINCE
                           1 YEAR   5 YEARS   INCEPTION 5/1/95
International Equity
  Portfolio                -4.41%    1.20%          3.68%
Morgan Stanley Capital
  International EAFE
  Index*                  -15.94%   -2.89%         -0.25%

* The Morgan Stanley Capital International Europe, Australasia and Far East Index -- the MSCI EAFE Index -- is an arithmetic, market value-weighted index of the performance of over 1,100 securities listed on the stock exchanges of 21 countries of Europe, Australasia and the Far East.



  [International Equity Portfolio Bar Chart]

96                                                                               10.54
97                                                                                5.17
98                                                                               23.11
99                                                                               28.06
00                                                                              -18.06
01                                                                              -14.02
02                                                                               -4.41

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.60%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.51%
Total Portfolio Operating Expenses    1.11%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
        $113                $353             $612            $1,352

              MAINSTAY VP LORD ABBETT DEVELOPING GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Lord Abbett Developing Growth Portfolio's investment objective is to seek long-term growth of capital through a diversified and actively-managed portfolio consisting of developing growth companies, many of which are traded over the counter.

PRINCIPAL INVESTMENT STRATEGIES -- Normally, the Portfolio invests primarily in the common stocks of companies with above average long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. The Portfolio looks for companies in this phase and, under normal circumstances, will invest at least 65% of its total assets in securities of such companies. Developing growth companies are almost always small, often young (in relation to the large companies which make up the S&P 500(R) Index), and their shares are frequently traded over the counter. Having, in the view of Lord, Abbett & Co. LLC, the Portfolio's Sub-Adviser, passed the pitfalls of the formative years, these companies may now be in a position to grow rapidly in their market. The Portfolio's Sub-Adviser uses a bottom-up stock selection process, which means that it focuses on the investment fundamentals of companies, rather than reacting to stock market events. However, the actual growth of a company cannot be foreseen and it may be difficult to determine in which phase a company is presently situated. In addition, the Portfolio may invest in companies which are in their formative years.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate which is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

Although small-company stocks offer significant appreciation potential, they generally carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and may lack management depth or experience. This may make them more susceptible to setbacks or economic downturns.


Small-company stocks tend to be more volatile in price, have fewer shares outstanding and trade less frequently than other stocks. Therefore, small-company stocks often are subject to wider price fluctuations. Many small-company stocks are traded over the counter and are not traded in the volume typical of stocks listed on a national securities exchange.


Opportunities for greater gain often come with greater risk of loss. The stocks of developing growth companies may carry above-average risk compared to common stock indices such as the S&P 500(R) Index.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

LORD ABBETT DEVELOPING GROWTH PORTFOLIO  QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/01         25.37%
Lowest Return/Worst Quarter                 3/02        -23.20%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                  SINCE
                                    1 YEAR   INCEPTION 5/1/98
Lord Abbett Developing Growth
   Portfolio                        -28.98%       -8.85%
S&P 500(R) Index*                   -22.10%       -3.58%
Russell 2000(R) Growth Index**      -30.26%       -9.37%

 * "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

** The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains.

[LORD ABBETT DEVELOPING GROWTH PORTFOLIO BAR CHART]

99                                                                               32.19
00                                                                              -19.08
01                                                                               -7.34
02                                                                              -28.98

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.60%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.50%
Total Portfolio Operating Expenses    1.10%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
        $112                $350             $606            $1,340

                       MAINSTAY VP MID CAP CORE PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Core Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment similar to the companies in the Russell Midcap(R) Index, and invests primarily in common stocks of U.S. companies. As of the date of this Prospectus, the market capitalizations of companies in this index range from $1.3 billion to $10 billion. New York Life Investment Management LLC, the Portfolio's Manager, seeks those mid-cap companies that it believes will outperform the average of the mid-cap universe.

The Russell Midcap(R) Index includes the 800 smallest companies in the Russell 1000(R) Index, which represent approximately 25% of the total market capitalization of the Russell 1000(R) Index.

INVESTMENT PROCESS -- The Manager uses a quantitative management approach that ranks stocks based on a proprietary model.

The model focuses on value, earnings, and behavioral characteristics in the market. The Manager ranks companies in the mid-cap universe and then generally invests in those companies ranked in the top 50% of the universe. The Manager ranks stocks based on the financial strength of the issuer and the potential for strong, long-term earnings growth. This approach seeks to overweight those mid-cap stocks that the Manager believes will outperform the mid-cap universe as a whole. Stocks are generally sold when they are no longer ranked in the top half of the ranking by the proprietary model.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Mid-cap stocks are generally less established and may be more volatile and less liquid than stocks of larger companies.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by comparing the Portfolio's performance with a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

-------------------------------------------------------------------------------------
                   MID CAP CORE PORTFOLIO                     QUARTER/YEAR   RETURN
-------------------------------------------------------------------------------------
Highest Return/Best Quarter                                      4/02          4.44%
-------------------------------------------------------------------------------------
Lowest Return/Worst Quarter                                      3/02        -15.60%
-------------------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02

---------------------------------------------------------------------------------------
                                                                            SINCE
                                                              1 YEAR   INCEPTION 7/2/01
---------------------------------------------------------------------------------------
Mid Cap Core Portfolio                                        -12.92%      -12.38%
---------------------------------------------------------------------------------------
Russell Midcap(R) Index*                                      -16.19%      -13.33%
---------------------------------------------------------------------------------------

* The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index, and represents approximately 25% of the total market capitalization of the Russell 1000(R) Index. Total returns assume reinvestment of all dividends and capital gains.



  [MID CAP CORE PORTFOLIO BAR CHART]

02                                                                              -12.92

                          Annual total returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.85%*
Distribution and Service (12b-1)
  Fees                                None
Other Expenses                        0.49%
Total Portfolio Operating Expenses    1.34%**

 * The Management Fee reflects an aggregate fee for advisory and administrative services.

** NYLIM has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that Total Portfolio Operating Expenses exceed 0.98% of average daily net assets on an annualized basis. With this reduction, for the year ended December 31, 2002, the Management Fee paid by the Portfolio was 0.49% and Total Portfolio Operating Expenses for the Portfolio were 0.98%. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
        $136                $425             $734            $1,613

This Example does not reflect expense reimbursements or waivers.

                      MAINSTAY VP MID CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment similar to the companies in the S&P MidCap 400(R) Index, and invests primarily in U.S. common stocks and securities related to U.S. common stocks. As of the date of this Prospectus, the market capitalizations of companies in this index range from $4 billion to $8 billion. The Portfolio seeks to participate primarily in the expanding markets of technology, health care, communications and other dynamic high-growth industries. Securities issued by many companies in these markets are frequently considered "growth stocks." The common stocks of companies with a history of increasing earnings at a rate that is generally higher than that of average companies are considered "growth stocks." MacKay Shields LLC, the Portfolio's Sub-Adviser, will select investments based on the economic environment and the attractiveness of particular markets, as well as the financial condition and competitiveness of individual companies.

The S&P MidCap 400(R) Index is a market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach towards investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. As a result, the Portfolio may invest in any securities that, in the judgment of the Sub-Adviser, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand and changes in the economy.

The Sub-Adviser may sell a stock if the stock's earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group, or if, in general, the Sub-Adviser does not believe that the security will help the Portfolio meet its investment objective.

PRINCIPAL RISKS -- Investment in common stocks and other securities related to common stocks is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Some of the securities in the Portfolio may carry above-average risk compared to common stocks that comprise indices such as the Dow Jones Industrial Average and the S&P 500(R) Index. The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. In addition, the Portfolio normally invests in companies in highly competitive industries and sectors. Competition and advances in technology make these companies highly volatile investments.

The Portfolio intends to invest in competitive sectors of the economy, such as the technology sector. When investing in such sectors, the Portfolio may invest in companies that incur the risk of increased competition and rapidly changing technology, which can result in the obsolescence of a product or technology.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by comparing the Portfolio's performance with a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


MID CAP GROWTH PORTFOLIO                QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 1/02        0.41%
Lowest Return/Worst Quarter                 3/02      -18.46%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                SINCE
                                    1 YEAR   INCEPTION 7/2/01
Mid Cap Growth Portfolio           -28.59%        -24.61%
S&P MidCap 400(R) Index*           -14.51%        -10.86%
Russell 2500(R) Growth Index**     -29.09%        -24.88%

 * The S&P MidCap 400(R) Index is a market-value weighted index that consists of 400 domestic common stocks chosen for market size, liquidity, and industry group representation. Total returns assume reinvestment of all dividends and capital gains.

** The Russell 2500(R) Growth Index measures the performance of those companies in the Russell 2500(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains.

[MID CAP GROWTH PORTFOLIO BAR CHART]

02                                                                              -28.59


                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.75%*
Distribution and Service (12b-1)
  Fees                                None
Other Expenses                        0.35%
Total Portfolio Operating Expenses    1.10%**

 * The Management Fee reflects an aggregate fee for advisory and administrative services.

** NYLIM has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that Total Portfolio Operating Expenses exceed 0.97% of average daily net assets on an annualized basis. With this reduction, for the year ended December 31, 2002, the Management Fee paid by the Portfolio was 0.62% and Total Portfolio Operating Expenses for the Portfolio were 0.97%. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
        $112                $350             $606            $1,340

This Example does not reflect expense reimbursements or waivers.

                     MAINSTAY VP SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The Small Cap Growth Portfolio's investment objective is to seek long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in companies with market capitalizations at the time of investment comparable to companies in the Russell 2000(R) Index, a widely used benchmark for small-cap stock performance, and invests primarily in common stocks, preferred stocks, warrants and other equity securities. As of the date of this Prospectus, the market capitalizations of companies in this index range from $4 million to $2.5 billion. MacKay Shields LLC, the Portfolio's Sub-Adviser, selects investments according to the economic environment and the attractiveness of particular markets and the financial condition and competitiveness of individual companies.

The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

INVESTMENT PROCESS -- The Sub-Adviser looks for securities of companies with the following characteristics: above average revenue and earnings per share growth, participation in growing markets, and potential for positive earnings surprises and strong management, ideally with high insider ownership.

The Portfolio also invests in the securities of companies that are deemed by the Sub-Adviser to be attractive due to special factors, such as new management, new products, changes in consumer demand and changes in the economy.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalizations, stocks of small-capitalization companies may have more price volatility, greater spreads between their bid and ask prices, significantly lower trading volumes and cyclical, static or moderate growth prospects.

Small-capitalization companies may be more vulnerable to adverse business or market developments than large-capitalization companies.

The Portfolio investments may include securities that are made available in IPOs (initial public offerings). IPO securities may be volatile, and the Portfolio cannot predict whether future investments in IPOs will be successful. As the Portfolio grows in size, the effect of IPO investments on the Portfolio may decrease.

The principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If these expectations are not met, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by comparing the Portfolio's performance with a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SMALL CAP GROWTH PORTFOLIO              QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 4/02        4.27%
Lowest Return/Worst Quarter                 3/02      -19.57%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                   SINCE
                                    1 YEAR   INCEPTION 7/2/01
Small Cap Growth Portfolio         -26.41%        -20.91%
Russell 2000(R) Index*             -20.48%        -16.52%
Russell 2000(R) Growth Index**     -30.26%        -26.29%

 * The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains.

** The Russell 2000(R) Growth Index measures the performance of those companies in the Russell 2000(R) Index with higher price-to-book ratios and higher forecasted growth values. Total returns assume reinvestment of all dividends and capital gains.

[SMALL CAP GROWTH PORTFOLIO BAR CHART]

02                                                                              -26.41


                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        1.00%*
Distribution and Service (12b-1)
  Fees                                None
Other Expenses                        0.29%
Total Portfolio Operating Expenses    1.29%**

 * The Management Fee reflects an aggregate fee for advisory and administrative services.

** NYLIM has voluntarily agreed to waive a portion of the fees otherwise payable to it to the extent that Total Portfolio Operating Expenses exceed 0.95% of average daily net assets on an annualized basis. With this reduction, for the year ended December 31, 2002, the Management Fee paid by the Portfolio was 0.66% and Total Portfolio Operating Expenses for the Portfolio were 0.95%. This agreement may be terminated by NYLIM at any time.

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
        $131                $409             $708            $1,556

This Example does not reflect expense reimbursements or waivers.

                     MAINSTAY VP AMERICAN CENTURY INCOME &
                                GROWTH PORTFOLIO

INVESTMENT OBJECTIVE -- The American Century Income & Growth Portfolio's investment objective is to seek dividend growth, current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests in equity securities of the 1,500 largest companies traded in the United States (ranked by market capitalization).

INVESTMENT PROCESS -- American Century Investment Management, Inc., the Portfolio's Sub-Adviser, uses quantitative management strategies in pursuit of the Portfolio's investment objective.

Quantitative management combines two investment approaches. The first is to rank stocks based on their relative attractiveness. The attractiveness of a stock is determined analytically by using a computer model to combine measures of a stock's value and measures of its growth potential. Examples of valuation measures include stock price to book value and stock price to cash flow ratios while examples of growth measures include the rate of growth of a company's earnings and changes in analysts' earnings estimates.

The second step is to use a technique referred to as portfolio optimization. Using a computer, the Sub-Adviser constructs a portfolio (i.e., company names and shares held in each) which seeks the optimal tradeoff between the risk of the portfolio relative to a benchmark (i.e., the S&P 500(R) Index) and the expected return of the portfolio as measured by the stock ranking model. With respect to the Portfolio, the portfolio optimization includes targeting a dividend yield that exceeds that of the S&P 500(R) Index.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. Although current income is an objective for the Portfolio, if the stocks that make up the S&P 500(R) Index do not have a high dividend yield, then the Portfolio's dividend yield will not be high.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

---------------------------------------------------------------------------
         AMERICAN CENTURY INCOME & GROWTH
                    PORTFOLIO                       QUARTER/YEAR   RETURN
---------------------------------------------------------------------------
Highest Return/Best Quarter                            4/99         13.85%
---------------------------------------------------------------------------
Lowest Return/Worst Quarter                            3/02        -17.06%
---------------------------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02

-----------------------------------------------------------------------------------------
                                                                              SINCE
                                                              1 YEAR    INCEPTION 5/1/98
-----------------------------------------------------------------------------------------
American Century Income & Growth Portfolio                    -19.52%        -3.49%
-----------------------------------------------------------------------------------------
S&P 500(R) Index*                                             -22.10%        -3.58%
-----------------------------------------------------------------------------------------

* "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.


[AMERICAN CENTURY INCOME & GROWTH PORTFOLIO BAR CHART]

99                                                                               17.59
00                                                                              -10.73
01                                                                               -8.50
02                                                                              -19.52

                          Annual total returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.50%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.42%
Total Portfolio Operating Expenses    0.92%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $94                $293             $509            $1,131

                       MAINSTAY VP CONVERTIBLE PORTFOLIO

INVESTMENT OBJECTIVE -- The Convertible Portfolio's investment objective is to seek capital appreciation together with current income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in such "convertible securities" as bonds, debentures, corporate notes, preferred stocks or other securities that are convertible into common stock or the cash value of a stock or a basket or index of equity securities.

The Portfolio takes a flexible approach by investing in a broad range of securities of a variety of companies and industries. The Portfolio may invest without restriction in securities rated BB or B by S&P or Ba or B by Moody's, or, if unrated, that are judged to be of comparable quality by MacKay Shields LLC, the Portfolio's Sub-Adviser.

The balance of the Portfolio may be invested in non-convertible debt or equity securities or U.S. government securities or may be invested or held in cash or cash equivalents.

INVESTMENT PROCESS -- In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected equity return and the premium for the convertible security relative to the underlying common stock.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The total return for a convertible security will be partly dependent upon the performance of the underlying common stock into which it can be converted.

Principal investments include HIGH YIELD DEBT SECURITIES (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of this increased risk of loss. These securities can be also subject to greater price volatility.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

       CONVERTIBLE PORTFOLIO          QUARTER/YEAR   RETURN
Highest Return/Best Quarter              4/99         18.33%
Lowest Return/Worst Quarter              3/98        -11.30%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                     SINCE
                              1 YEAR  5 YEARS  INCEPTION 10/1/96
Convertible Portfolio         -7.91%  4.89%          6.95%
Credit Suisse First Boston
  Convertible Securities
  Index*                      -8.13%  3.73%          6.07%

* The Credit Suisse First Boston Convertible Securities Index generally includes over 250 convertible bonds and preferred stocks rated B- or above -- convertible bonds must have original par value of at least $50 million and preferred stocks must have a minimum of 500,000 shares outstanding. Eurobonds are also included if they are issued by U.S.-domiciled companies, dollar denominated, rated B- or above by S&P and have an original par value of at least $100 million.

[CONVERTIBLE PORTFOLIO BAR CHART]

97                                                                               15.43
98                                                                                4.49
99                                                                               41.98
00                                                                               -5.02
01                                                                               -2.18
02                                                                               -7.91

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.36%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fee of
0.20%)                                0.31%
Total Portfolio Operating Expenses    0.67%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $68                $214             $373             $835

               MAINSTAY VP DREYFUS LARGE COMPANY VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Dreyfus Large Company Value Portfolio's investment objective is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in domestic and foreign large company stocks. Large company stocks are those with market capitalizations in excess of $5 billion. The Portfolio invests primarily in issuers that are characterized as "value" companies. Value companies are those The Dreyfus Corporation, the Portfolio's Sub-Adviser, believes are underpriced according to certain financial measurements of their intrinsic worth or business prospects, such as price to earnings or price to book ratios. Equity securities consist of common stocks, convertible securities and preferred stocks. Generally, the weighting in any one sector shall not be more than three times the respective S&P 500(R) Index weighting or 30% of the Portfolio. The Portfolio may overweight (or underweight) certain market sectors, which may cause the Portfolio's performance to be more (or less) sensitive to developments affecting those sectors.

INVESTMENT PROCESS -- In choosing stocks, the Sub-Adviser identifies potential investments through extensive quantitative and fundamental research. The Portfolio will focus on individual stock selection (a "bottom up" approach), emphasizing three key factors:

- value, or how a stock is valued relative to its intrinsic worth based on traditional measures,

- business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

- business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to mid-term.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum or falls short of the Sub-Adviser's expectations.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that the value stocks in which the Portfolio invests may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

In searching for attractive large company value stocks, the Portfolio may invest a portion of its assets in FOREIGN SECURITIES, which will be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. The risks are likely to be greater in emerging market countries than in developed market countries.

The Portfolio, at times, may invest in DERIVATIVE securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation of a decline in the market price of the security. When employed, these practices are used primarily to hedge the Portfolio's investments, but may be used to increase returns; however, such practices may reduce returns or increase volatility. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may purchase securities that are made available in IPOs (initial public offerings). The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Portfolio's performance depends on a variety of factors, including the number of IPOs the Portfolio invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Portfolio. As a portfolio's asset base increases, IPOs often have a diminished effect on such portfolio's performance.

The Portfolio can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Portfolio's gains or losses.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

DREYFUS LARGE COMPANY VALUE PORTFOLIO  QUARTER/YEAR   RETURN
Highest Return/Best Quarter               4/99          9.76%
Lowest Return/Worst Quarter               3/02        -18.14%

         AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                  SINCE
                                    1 YEAR   INCEPTION 5/1/98
Dreyfus Large Company Value
  Portfolio                         -22.86%       -3.13%
S&P/Barra Value(R) Index**          -20.85%       -3.45%

* The S&P/Barra Value(R) Index is an unmanaged capitalization-weighted index of all stocks in the S&P 500(R) Index that have low price to book ratios. It is designed so that approximately 50% of the market capitalization of the S&P 500(R) Index is in the S&P/Barra Value(R) Index.

[DREYFUS LARGE COMPANY VALUE PORTFOLIO BAR CHART]

99                                                                                6.73
00                                                                                6.59
01                                                                               -4.51
02                                                                              -22.86

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.
ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.60%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.38%
Total Portfolio Operating Expenses    0.98%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
        $100                $312             $542            $1,201

                       MAINSTAY VP TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE -- The Total Return Portfolio's investment objective is to realize current income consistent with reasonable opportunity for future growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests a minimum of 30% of its net assets in equity securities and a minimum of 30% of its net assets in debt securities. A majority of the Portfolio's equity securities will normally consist of stocks of companies with growth in revenues and earnings per share superior to that of the average of common stocks comprising indices such as the S&P 500(R) Index at the time of purchase. The Portfolio will also invest in stocks and other equity securities which it believes to be undervalued.

It is contemplated that the Portfolio's long-term debt investments will consist primarily of securities which are rated A or better by S&P or Moody's or, if unrated, deemed to be of comparable creditworthiness by MacKay Shields LLC, the Portfolio's Sub-Adviser. Principal debt investments include U.S. government securities, corporate bonds, and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. As part of the Portfolio's principal strategies, the Sub-Adviser may use mortgage dollar roll transactions. In a mortgage dollar roll transaction, the Portfolio sells a mortgage-backed security to another party and agrees to buy a similar security from the same party at a set price at a later date.

INVESTMENT PROCESS -- The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type.

PRINCIPAL RISKS -- Since the Portfolio may allocate its assets among equity and debt securities, it therefore has some exposure to the risks of both stocks and bonds. Investment in common stocks and other equity securities is particularly subject to the risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings. The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities.


Consistent with its principal investment strategies, the Portfolio's investments include DERIVATIVES such as mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives.


The principal risk of MORTGAGE DOLLAR ROLLS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

       TOTAL RETURN PORTFOLIO          QUARTER/YEAR  RETURN
Highest Return/Best Quarter                4/98       16.87%
Lowest Return/Worst Quarter                1/01      -10.87%

        AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                 SINCE
                         1 YEAR   5 YEARS  INCEPTION 1/29/93
Total Return Portfolio   -16.57%    1.18%        7.14%
S&P 500(R) Index*        -22.10%   -0.59%        9.33%
Total Return Composite
  Index**                -13.82%    1.40%        7.47%

 * "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

** The Total Return Composite Index is comprised of the Russell 1000(R) Growth
   Index and the Lehman Brothers(R) Aggregate Bond Index weighted 60%/40%, respectively. The Russell 1000(R) Growth Index measures the performance of those companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values. The Lehman Brothers(R) Aggregate Bond Index includes fixed-rate debt issues rated investment grade or higher by Moody's, S&P or Fitch, in that order. All issues must have at least one year left to maturity and have an outstanding par value of at least $100 million. The Index is comprised of the Lehman Brothers(R) Government/Corporate, the Mortgage-Back Securities, and the Asset-Backed Securities Indexes. Total returns assume reinvestment of all income and capital gains.

[TOTAL RETURN PORTFOLIO BAR CHART]

94                                                                               -3.99
95                                                                               28.33
96                                                                               12.08
97                                                                               17.79
98                                                                               27.13
99                                                                               17.02
00                                                                               -4.36
01                                                                              -10.69
02                                                                              -16.57

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.32%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.29%
Total Portfolio Operating Expenses    0.61%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $62                $195             $340             $762

                          MAINSTAY VP VALUE PORTFOLIO

INVESTMENT OBJECTIVE -- The Value Portfolio's investment objective is to realize maximum long-term total return from a combination of capital growth and income.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 65% of its total assets in common stocks that MacKay Shields LLC, the Portfolio's Sub-Adviser, believes were "undervalued" (selling below their value) when purchased; typically pay dividends, although there may be non-dividend paying stocks if they meet the "undervalued" criteria; and are listed on a national securities exchange or are traded in the over-the-counter market.

INVESTMENT PROCESS -- Usually, stocks deemed by the Portfolio's Sub-Adviser to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Sub-Adviser considers many factors, including free cash flow generation and interest coverage, the market price to the company's "book" value, the estimated value of the company's assets (liquidating value), and cash flow, as well as earnings per share growth prospects.

The Portfolio is not designed or managed primarily to produce current income.

PRINCIPAL RISKS -- Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

The principal risk of investing in value stocks is that they may never reach what the Sub-Adviser believes is their full value or that they may even go down in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio's performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


VALUE PORTFOLIO                         QUARTER/YEAR   RETURN
Highest Return/Best Quarter                 2/99       13.72%
Lowest Return/Worst Quarter                 3/02      -22.44%

           AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                      SINCE
                          1 YEAR      5 YEARS   INCEPTION 5/1/95
Value Portfolio          -21.05%       -1.37%         6.74%
S&P 500(R) Index*        -22.10%       -0.59%         9.02%
Russell 1000(R) Value
  Index**                -15.52%        1.16%        10.39%

 * "S&P 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. The S&P 500(R) Index is an unmanaged index and is widely regarded as the standard for measuring large-cap U.S. stock market performance. Results assume the reinvestment of all income and capital gain distributions.

** The Russell 1000(R) Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index. Total returns assume reinvestment of all dividends and capital gains.

[VALUE PORTFOLIO BAR CHART]

96                                                                               23.22
97                                                                               22.89
98                                                                               -4.14
99                                                                                8.80
00                                                                               12.89
01                                                                                0.40
02                                                                              -21.05

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.36%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.29%
Total Portfolio Operating Expenses    0.65%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $66                $208             $362             $810

                           MAINSTAY VP BOND PORTFOLIO

INVESTMENT OBJECTIVE -- The Bond Portfolio's investment objective is to seek the highest income over the long term consistent with preservation of principal.

PRINCIPAL INVESTMENT STRATEGIES -- The Portfolio normally invests at least 80% of its assets in bonds, which include all types of debt securities such as:

- debt or debt-related securities issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities;

- obligations of international or supranational entities;

- debt securities issued by U.S. or foreign corporate entities;

- zero coupon bonds;

- mortgage-related and other asset-backed securities; and

- loan participation agreements.

The effective maturity of this portion of the Portfolio's holdings will usually be in the intermediate range (three to ten years), although it may vary depending on market conditions as determined by New York Life Investment Management LLC, the Portfolio's Manager.

At least 65% percent of the Portfolio's total assets will be invested in debt securities rated Baa or better by Moody's or BBB or better by S&P when purchased, or if unrated, determined by the Manager to be of comparable quality.

As part of the Portfolio's principal investment strategies, the Manager may use investment practices such as mortgage dollar rolls and portfolio securities lending.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Portfolio's Manager conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios.

Fundamental economic cycle analysis, credit quality and interest rate trends are the principal factors considered by the Manager in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Portfolio's investment portfolio. Maturity shifts are based on a set of investment decisions that take into account a broad range of fundamental and technical indicators.

Consistent with its principal investment strategy, the Portfolio may purchase debt securities of U.S. issuers, including derivatives such as mortgage-related and asset-backed securities. Commercial paper must be, when purchased, rated Prime-1 by Moody's or A-1 by S&P, or if unrated, determined by the Manager to be of comparable quality. The Portfolio's principal investments may have fixed or floating rates of interest.

The Manager may sell a security if it no longer believes that the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the condition of the economy, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry.

PRINCIPAL RISKS -- The value of debt securities fluctuate depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturities. Investments in the Portfolio are not guaranteed even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Investments in LOAN PARTICIPATION INTERESTS are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

Since the Portfolio can invest in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available issuer information, changes in U.S. or foreign tax or currency laws, and changes in monetary policy.

The Portfolio's investments include DERIVATIVES such as floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value and may involve a small investment of cash relative to the magnitude of risk assumed.

The Portfolio's use of investment practices such as mortgage dollar rolls and securities lending also presents certain risks. The principal risk of MORTGAGE DOLLAR ROLL TRANSACTIONS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over a ten year period and by showing how the Portfolio's average annual total returns for one, five and ten years compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.


BOND PORTFOLIO                           QUARTER/YEAR  RETURN
Highest Return/Best Quarter                  2/95       6.37%
Lowest Return/Worst Quarter                  1/94      -2.97%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                    1 YEAR   5 YEARS   10 YEARS
Bond Portfolio                       9.48%   7.14%     7.23%
Merrill Lynch Corporate and
  Government Master Index*          10.95%   7.63%     7.64%
Lehman Brothers(R) Aggregate Bond
  Index**                           10.25%   7.55%     7.51%

 * The Merrill Lynch Corporate and Government Master Index is an unmanaged index consisting of issues of the U.S. government and its agencies as well as investment-grade corporate securities. Results assume the reinvestment of all income and capital gains distributions.

** The Lehman Brothers(R) Aggregate Bond Index (the "Aggregate Index") includes the following other Lehman Brothers(R) indexes: the Government/Corporate Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index. To qualify for inclusion in the Aggregate Index, securities must be investment grade quality or higher, have at least one year to maturity, and have an outstanding par value of at least $100 million.

[BOND PORTFOLIO BAR CHART]

93                                                                               11.40
94                                                                               -3.39
95                                                                               18.31
96                                                                                2.05
97                                                                                9.65
98                                                                                9.12
99                                                                               -1.53
00                                                                                9.82
01                                                                                9.27
02                                                                                9.48

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.25%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.27%
Total Portfolio Operating Expenses    0.52%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $53                $167             $291             $653

                        MAINSTAY VP GOVERNMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Government Portfolio's investment objective is to seek a high level of current income, consistent with safety of principal.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in U.S. government securities, as described below. It may invest up to 20% of its assets in mortgage-related and asset-backed securities or other securities that are not U.S. government securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategies, MacKay Shields LLC, the Portfolio's Sub-Adviser, uses a combined approach to investing, analyzing economic trends, as well as factors pertinent to particular issuers and securities.

U.S. government securities include debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities. These securities include U.S. Treasury bills (maturing in one year or less), notes (maturing in 1-10 years) and bonds (generally maturing in 10 or more years), as well as Government National Mortgage Association mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools such as securities issued by the Federal National Mortgage Association and by the Federal Home Loan Mortgage Corporation. Principal investments also include floaters and inverse floaters as well as money market instruments and cash equivalents. Floaters are debt securities with a variable interest rate that is tied to another interest rate such as a money market index or Treasury bill rate. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. As part of the Portfolio's principal strategies, the Sub-Adviser may use a variety of investment practices such as mortgage dollar roll transactions, transactions on a when-issued basis and portfolio securities lending. In a mortgage dollar roll transaction the Portfolio sells a mortgage-backed security from its portfolio to another party, and agrees to buy a similar security from the same party at a later date. A when-issued security is a security that, although authorized, has not yet been issued. The price (or yield) of such security is fixed at the time of purchase but delivery and payment take place at a later date.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. Investments in the Portfolio are NOT GUARANTEED, even though some of the Portfolio's investments are guaranteed by the U.S. government or its agencies or instrumentalities.

Principal investments also include DERIVATIVES such as floaters and inverse floaters and mortgage-related and asset-backed securities. The Portfolio may use derivatives to try to enhance returns or reduce the risk of loss (hedge) of certain of its holdings. Regardless of the purpose, the Portfolio may lose money using derivatives. The derivatives may increase the volatility of the Portfolio's net asset value.

The Portfolio's use of investment practices such as mortgage dollar rolls, forward commitments, transactions on a when-issued basis and securities lending also presents certain risks. The principal risk of MORTGAGE DOLLAR ROLL TRANSACTIONS is that the security the Portfolio receives at the end of the transaction is worth less than the security the Portfolio sold to the same counterparty at the beginning of the transaction. The principal risk of WHEN-ISSUED SECURITIES is that the security will be worth less when it is issued than the price the Portfolio agreed to pay when it made the commitment. The principal risk of SECURITIES LENDING is that the financial institution that borrows securities from the Portfolio could go bankrupt and the Portfolio might not be able to recover the securities or their value.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

         GOVERNMENT PORTFOLIO           QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 2/95       5.52%
Lowest Return/Worst Quarter                 1/96      -2.46%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                    SINCE
                           1 YEAR   5 YEARS   INCEPTION 1/29/93
Government Portfolio        9.85%   7.08%          6.72%
Lehman Brothers
  Government Bond Index*   11.50%   7.77%          7.39%

* The Lehman Brothers Government Bond Index includes obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues, all publicly issued debt of U.S. government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. government.

[GOVERNMENT PORTFOLIO BAR CHART]

94                                                                               -1.84
95                                                                               16.72
96                                                                                2.28
97                                                                                9.48
98                                                                                9.00
99                                                                               -1.74
00                                                                               12.22
01                                                                                6.64
02                                                                                9.85

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.30%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.29%
Total Portfolio Operating Expenses    0.59%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $60                $189             $329             $738

                MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO

INVESTMENT OBJECTIVES -- The High Yield Corporate Bond Portfolio's investment objective is to maximize current income through investment in a diversified portfolio of high yield, high risk debt securities which are ordinarily in the lower rating categories of recognized rating agencies (that is, rated Baa to B by Moody's or BBB to B by S&P). Capital appreciation is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES -- Under normal circumstances, the Portfolio invests at least 80% of its assets in high yield corporate debt securities, including all types of high yield domestic and foreign corporate debt securities that are ordinarily rated in the lower rating categories of Moody's (Baa and below) or S&P (BBB and below) or that are unrated but that are considered by MacKay Shields LLC, the Portfolio's Sub-Adviser, to be of comparable quality. Corporate debt securities include loan participation interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders or other holders of participation interests.

INVESTMENT PROCESS -- In pursuing the Portfolio's investment strategy, the Sub-Adviser seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Portfolio's principal investments include domestic corporate debt securities, Yankee (dollar-denominated) debt securities, zero coupon bonds and U.S. government securities. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. They are issued at a significant discount to face value and tend to be more volatile than conventional debt securities. The Portfolio may invest up to 20% of its assets in equity securities.

PRINCIPAL RISKS -- The value of debt securities fluctuates depending upon various factors, including interest rates, issuer creditworthiness, market conditions and maturity. The Portfolio principally invests in HIGH YIELD DEBT SECURITIES (sometimes called "junk bonds") which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The securities in these categories pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can be also subject to greater price volatility.

Investment in common stocks and other equity securities is particularly subject to risks of changing economic, stock market, industry and company conditions which can adversely affect the value of the Portfolio's holdings.

Since the Portfolio invests in FOREIGN SECURITIES, it can be subject to various risks of loss that are different from the risks of investing in securities of U.S. based companies. These include losses due to fluctuating currency values, less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax or currency laws, and changes in monetary policy. These risks are likely to be greater in emerging market countries than in developed market countries.

Investments in LOAN PARTICIPATION INTERESTS are subject to the risk that there may not be a readily available market which in some cases could result in the Portfolio disposing of such security at a substantial discount from face value or holding such security until maturity. In addition, the credit risk associated with investments in loan participation interests may include the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Portfolio purchased such loan participation interests.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

HIGH YIELD CORPORATE BOND PORTFOLIO     QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 4/02       8.74%
Lowest Return/Worst Quarter                 4/00      -7.85%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                     SINCE
                             1 YEAR   5 YEARS   INCEPTION 5/1/95
High Yield Corporate Bond
  Portfolio                   2.05%    3.15%         7.17%
Credit Suisse First Boston
  High Yield Index*           3.10%    1.44%         5.35%

* The Credit Suisse First Boston High Yield Index is an unmanaged index (with no defined investment objective) of high yield bonds constructed to mirror the high yield debt market.

[HIGH YIELD CORPORATE BOND PORTFOLIO BAR CHART]

96                                                                               17.16
97                                                                               13.03
98                                                                                2.66
99                                                                               12.84
00                                                                               -5.87
01                                                                                4.91
02                                                                                2.05

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.30%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.30%
Total Portfolio Operating Expenses    0.60%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $61                $192             $335             $750

                     MAINSTAY VP CASH MANAGEMENT PORTFOLIO

INVESTMENT OBJECTIVE -- The Cash Management Portfolio's investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES -- MacKay Shields LLC is the Portfolio's Sub-Adviser. The Portfolio invests in short-term dollar-denominated securities, maturing in 397 days (13 months) or less. The weighted average portfolio maturity will not exceed 90 days. These securities may include U.S. government securities; bank and bank holding company obligations, such as CDs and bankers' acceptances; commercial paper, which is short-term, unsecured loans to corporations; other corporate loans of one year or less; and dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks and foreign banks, such as negotiable CDs, also known as Eurodollars. These securities may be variable rate notes, floating rate notes and mortgage-related and asset-backed securities. Mortgage-related securities (including mortgage-backed securities) are debt securities whose values are based on underlying pools of mortgages. These securities may be issued by U.S. governmental entities or private investors. The values of asset-backed securities are based on underlying pools of other receivables. Variable rate notes are debt securities that provide for periodic adjustments in their interest rate. Floaters are debt securities with a floating rate of interest that is tied to another interest rate such as a money market index or Treasury bill rate. All securities purchased by the Portfolio must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940 which are designed to mitigate the risk of loss. There must be a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

PRINCIPAL RISKS -- An investment in the Portfolio is NOT INSURED OR GUARANTEED by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. This could occur because of highly unusual market conditions or a sudden collapse in the creditworthiness of a company once believed to be an issuer of high-quality, short-term securities.


Since the Portfolio invests in dollar-denominated FOREIGN SECURITIES, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. based issuers. These include political and economic instability, less publicly available issuer information and changes in U.S. or foreign tax or currency laws.


The Portfolio's principal investments include DERIVATIVES such as variable rate instruments, floaters and mortgage-related and asset-backed securities. If the Sub-Adviser is wrong about its creditworthiness assessments, expectations of changes in interest rates or market conditions, as a result of an investment or its use of derivatives the Portfolio could suffer a loss.

THE FUND MAY BAR EXCESSIVE TRADERS.
(see "Limitations on Purchases and Transfers")

                                PAST PERFORMANCE

The bar chart and table indicate some of the risks of investing in the Portfolio by showing changes in its performance over the life of the Portfolio and by showing how the Portfolio's average annual total returns for one year, five years and the life of the Portfolio compare to those of a broad-based securities market index. Separate Account and Policy charges are not reflected in the bar chart and table. If they were, returns would be less than those shown. As with all mutual funds, past performance is not necessarily an indication of how the Portfolio will perform in the future.

      CASH MANAGEMENT PORTFOLIO         QUARTER/YEAR  RETURN
Highest Return/Best Quarter                 3/00      1.56%
Lowest Return/Worst Quarter                 4/02      0.27%

          AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/02
                                                     SINCE
                            1 YEAR   5 YEARS   INCEPTION 1/29/93
Cash Management Portfolio    1.36%    4.24%          4.36%
Lipper Money Market Funds
  Index*                     1.32%    4.17%          4.30%
iMoneyNet First Tier
  Retail Fund Average**      1.11%    4.00%          4.17%

 * The Lipper Money Market Funds Index is an equally weighted performance index adjusted for capital gains distributions and income dividends of the largest qualifying funds in the investment objective. The funds invest in high-quality financial instruments rated in the top two grades with a dollar-weighted average maturity of less than 90 days.

** The iMoneyNet First Tier Retail Fund Average includes only non-government retail funds that also are not holding any Second Tier securities. Portfolio holdings of First Tier funds include U.S. Treasury securities, U.S. repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset backed commercial paper.

[CASH MANAGEMENT PORTFOLIO BAR CHART]

94                                                                               3.82
95                                                                               5.59
96                                                                               4.95
97                                                                               5.25
98                                                                               5.18
99                                                                               4.84
00                                                                               6.06
01                                                                               3.84
02                                                                               1.36

                          Annual Total Returns (12/31)

                       FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the example do not include any fees or sales charges imposed under the Policies for which the Portfolio is an investment option. If they were included, your costs would be higher. Investors should consult the Policy prospectus for more information.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)

Management Fee                        0.25%
Distribution and Service (12b-1)
  Fees                                None
Other Expenses
(includes Administration Fees of
0.20%)                                0.30%
Total Portfolio Operating Expenses    0.55%

EXAMPLE

This "Example" is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated and reflects what you would pay if you redeemed all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs (not including Policy fees or sales charges) would be:


   1 YEAR              3 YEARS          5 YEARS          10 YEARS
         $56                $176             $307             $689

                              INVESTMENT POLICIES

--------------------------------------------------------------------------------

The discussion of Principal Investment Strategies for some of the Portfolios states that the relevant Portfolio invests, under normal circumstances, at least 80% of its assets in a particular type of investment. For these purposes, "assets" means the Portfolio's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Portfolio invests its assets. Accordingly, where a Portfolio no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such as way as to bring the portfolio into compliance with the 80% requirement.

When the discussion states that the Portfolio invests "primarily" in a certain type or style of investments, this normally means that the Portfolio will invest at least 65% of its assets (as defined above) in that type or style of investments.

                   MORE ABOUT INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

Information about each Portfolio's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below further describes the investment practices and risks pertinent to one or more of the Portfolios. Additional information about the investment practices of the Portfolios and risks pertinent to these practices is included in the Fund's Statement of Additional Information ("SAI") (see the back cover of this Prospectus).

DERIVATIVE SECURITIES

The value of derivatives is based on certain underlying equity or fixed-income securities, interest rates, currencies or indices. They may be hard to sell and are very sensitive to changes in the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager or Sub-Adviser is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss.

In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities. With respect to mortgage-backed and asset-backed securities, if interest rates fall, the underlying mortgages and debt may be paid off, reducing the value of a Portfolio's investments.

FOREIGN SECURITIES

Foreign investments could be more difficult to sell than U.S. investments. They also may subject a Portfolio to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some foreign securities are issued by companies organized outside the United States and are traded only or primarily in trading markets outside the United States. These foreign securities can be subject to most, if not all, of the risks of foreign investing. Some foreign securities are issued by companies organized outside the United States but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the United States but are denominated in U.S. dollars. These securities are not subject to all the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Many of the foreign securities in which the Portfolios invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Portfolios' assets. A Portfolio may, however, engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

LENDING OF PORTFOLIO SECURITIES

Portfolio securities may be lent to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Directors. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Portfolio's Manager or Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower.

LOAN PARTICIPATION INTERESTS

Loan participation interests, also referred to as "Participations," are fractional interests in an underlying corporate loan and may be purchased from an agent bank, co-lenders, or other holders of Participations. There are three types of Participations which a Portfolio may purchase. A Participation in a novation of a corporate loan involves a Portfolio assuming all the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. Second, a Portfolio may purchase a Participation in an assignment of all or a portion of a lender's interest in a corporate loan, in which case a Portfolio may be required generally to rely on the assigning lender to demand payment and to enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the underlying corporate loan. Third, a Portfolio may also purchase a Participation in a portion of the rights of a lender in a corporate loan, in which case, a Portfolio will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights against the agent bank or borrower. The Portfolio must rely on the lending institution for that purpose.

The principal credit risk associated with acquiring Participations from a co-lender or another Participant is the credit risk associated with the underlying corporate borrower. A Portfolio may incur additional credit risk, however, when it is in the position of participant rather than co-lender because the Portfolio must then assume the risk of insolvency of the co-lender from which the Participation was purchased and that of any person interposed between the Portfolio and the co-lender.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Mortgage-backed and asset-backed securities are derivative securities whose value is based on underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The Manager's or the Sub-Adviser's ability to correctly forecast interest rates and other economic factors will impact the success of investments in mortgage-backed and asset-backed securities. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and, if the security has been purchased at a premium, the amount of some or all of the premium may be lost in the event of prepayment.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease a Portfolio's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Portfolio uses such techniques in an attempt to reduce risk it is known as "hedging." If a Portfolio's Manager or Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

SWAP AGREEMENTS

Certain of the Portfolios may enter into interest rate, index and currency exchange rate swap agreements to attempt to obtain a desired return at a lower cost than a direct investment in an instrument yielding that desired return.

Whether a Portfolio's use of swap agreements will be successful will depend on whether the Manager or the Sub-Adviser correctly predicts movements in interest rates, indices and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, with swap agreements the other party could go bankrupt and a Portfolio could lose the value of the security it should have received in the swap.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

Debt securities are often issued on a when-issued basis. The price (or yield) of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Portfolio and no interest accrues to the Portfolio. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, a Portfolio may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

RISKS OF INVESTING IN HIGH YIELD SECURITIES
("JUNK BONDS")

Debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Manager or Sub-Adviser are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

TEMPORARY DEFENSIVE INVESTMENTS

In times of unusual or adverse conditions, for temporary defensive purposes, or for liquidity purposes, each Portfolio may invest outside the scope of its principal investment focus. During such times, a Portfolio may not invest in accordance with its investment objective or investment strategies and, as a result, there is no assurance that the Portfolio will achieve its investment objective. Under such conditions, each Portfolio may invest without limit in money market and other investments. In addition, under such conditions, the International Equity Portfolio may invest without limit in equity securities of U.S. issuers and bonds and the High Yield Corporate Bond Portfolio may invest without limit in securities rated A or higher by Moody's or S&P and in U.S. government securities.

PORTFOLIO TURNOVER

Portfolio turnover measures the amount of trading a Portfolio does during the year. Due to their trading strategies, some of the Portfolios may experience a portfolio turnover rate of over 100%. Portfolio turnover information for each Portfolio is found in the Financial Highlights section. The use of certain investment strategies may generate increased portfolio turnover. Portfolios with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Portfolio).

                          THE FUND AND ITS MANAGEMENT

--------------------------------------------------------------------------------
                                                                               -

The Board of Directors supervises the business affairs and investments of each Portfolio, which are managed on a daily basis by each Portfolio's Manager or Sub-Adviser.

     THE MANAGER

New York Life Investment Management LLC ("NYLIM" or the "Manager"), NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054, is the Manager to each Portfolio. NYLIM was formed as an independently managed wholly-owned subsidiary of New York Life Insurance Company in April 2000. As of December 31, 2002, NYLIM and its affiliates managed approximately $157 billion in assets.

In conformity with the stated policies of the Portfolios, NYLIM administers each Portfolio's business affairs and manages the investment operations of each Portfolio and the composition of the portfolio of each Portfolio, subject to the supervision of the Board of Directors. These advisory services are provided pursuant to a Management Agreement with regard to the Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios and an Investment Advisory Agreement with regard to the remaining Portfolios. NYLIM, with the approval of the Board of Directors, may select and employ Sub-Advisers and, if it does so, NYLIM monitors the Sub-Advisers' investment programs and results, and coordinates the investment activities of the Sub-Advisers to help ensure compliance with regulatory restrictions. The Sub-Advisers, subject to the supervision of NYLIM, are responsible for deciding which portfolio securities to purchase and sell for their respective Portfolios and for placing those Portfolios' portfolio transactions. NYLIM pays the fees of each Portfolio's Sub-Adviser. The Sub-Advisory Agreements can be terminated by NYLIM or by the Board of Directors, in which case the Sub-Advisers would no longer manage the Portfolio. NYLIM manages directly four Portfolios and retains Sub-Advisers for the remaining Portfolios as described below.

NYLIM also provides administrative services to each of the Portfolios. NYLIM provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolios excluding those maintained by the Portfolios' Custodian, except those as to which NYLIM has supervisory functions, and other than those being maintained by NYLIM or the Sub-Advisers. NYLIM pays the salaries and expenses of all personnel affiliated with the Portfolios, and all the operational expenses that are not the responsibility of the

Portfolios, including the fees paid to the Sub-Adviser. These administrative services are provided to the Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios pursuant to the Management Agreement referenced above. These services are provided to the other Portfolios pursuant to a separate Administration Agreement.

For the fiscal year ended December 31, 2002, the Fund, on behalf of the Mid Cap Core, Mid Cap Growth and Small Cap Growth Portfolios, paid NYLIM an aggregate fee for investment advisory and administrative services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Mid Cap Core Portfolio......................    0.49%
Mid Cap Growth Portfolio....................    0.62%
Small Cap Growth Portfolio..................    0.66%

The 15 remaining Portfolios pay separate fees for advisory and administrative services. For the fiscal year ended December 31, 2002, the Fund, on behalf of these Portfolios, paid NYLIM an aggregate fee for investment advisory services performed at an annual percentage of the average daily net assets of that Portfolio as follows:

                                              ANNUAL RATE
                                              -----------
Capital Appreciation Portfolio..............    0.36%
Cash Management Portfolio...................    0.25%
Convertible Portfolio.......................    0.36%
Government Portfolio........................    0.30%
High Yield Corporate Bond Portfolio.........    0.30%
Indexed Equity Portfolio....................    0.10%
International Equity Portfolio..............    0.60%
Total Return Portfolio......................    0.32%
Value Portfolio.............................    0.36%
American Century Income & Growth
  Portfolio.................................    0.50%
Bond Portfolio..............................    0.25%
Dreyfus Large Company Value Portfolio.......    0.60%
Eagle Asset Management Growth Equity
  Portfolio.................................    0.50%
Growth Equity Portfolio.....................    0.25%
Lord Abbett Developing Growth Portfolio.....    0.60%

Each of the above 15 Portfolios also pays NYLIM a monthly fee for administrative services performed and the facilities furnished by NYLIM at an annual rate of 0.20% of the average daily net assets of each Portfolio.

The payment of the investment management and the administration fees, as well as other operating expenses, will affect the Indexed Equity Portfolio's ability to track the S&P 500(R) Index exactly.

From time to time, NYLIM may make payments to NYLIAC for providing a variety of recordkeeping, administrative, marketing and/or shareholder support services. These payments will be paid from NYLIM's resources, and not from the assets of the Fund.

Where NYLIM has retained a Sub-Adviser, the Sub-Adviser, under the supervision of NYLIM, is responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for it; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Adviser is paid a monthly fee by NYLIM, not the Portfolios. (See the SAI for the breakdown of fees.)

SUB-ADVISERS. Each Sub-Adviser is employed by NYLIM, subject to approval by the Board of Directors, and, where required, the shareholders of the applicable Portfolio. NYLIM recommends Sub-Advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the Sub-Adviser's skill in managing assets using specific investment styles and strategies.

Each Sub-Adviser has discretion to purchase and sell securities for the assets of its respective Portfolio in accordance with that Portfolio's investment objectives, policies and restrictions. Although the Sub-Advisers are subject to general supervision by the Fund's Board of Directors and NYLIM, these parties do not evaluate the investment merits of specific securities transactions.

MacKay Shields LLC, 9 West 57th Street, New York, New York 10019, is the Sub-Adviser to the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Growth, Small Cap Growth, Total Return and Value Portfolios. The firm was incorporated in 1969 as an independent advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously managed subsidiary of New York Life Insurance Company ("New York Life"). MacKay Shields became a Delaware limited liability company in 1999. As of December 31, 2002, MacKay Shields managed approximately $29.7 billion in assets.

American Century Investment Management, Inc., whose principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111, serves as Sub-Adviser to the American Century Income & Growth Portfolio. As of December 31, 2002, American Century managed over $72.1 billion in assets.

The Dreyfus Corporation, whose principal place of business is 200 Park Avenue, New York, New York 10166, serves as Sub-Adviser to the Dreyfus Large Company Value Portfolio. The Dreyfus Corporation is an indirect wholly-owned subsidiary of Mellon Financial Corporation, a global financial services company. As of December 31, 2002, The Dreyfus Corporation managed approximately $183 billion in assets.

Eagle Asset Management, Inc., whose principal place of business is 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as Sub-Adviser to the Eagle Asset Management Growth Equity Portfolio. Eagle Asset Management is a wholly-owned subsidiary of Raymond James Financial, Inc., which together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2002, Eagle Asset Management managed over $5.685 billion in assets.

Lord, Abbett & Co. LLC, whose principal place of business is 90 Hudson Street, Jersey City, New Jersey 07032-3973, serves as Sub-Adviser to the Lord Abbett Developing Growth Portfolio. As of December 31, 2002, Lord, Abbett & Co. LLC managed over $48 billion in assets.

     PORTFOLIO MANAGERS -- BIOGRAPHIES

PORTFOLIO MANAGERS:

BOND PORTFOLIO -- Albert R. Corapi, Jr. and Donald F. Serek

CAPITAL APPRECIATION PORTFOLIO -- Rudolph C. Carryl and Edmund C. Spelman

CASH MANAGEMENT PORTFOLIO -- Claude Athaide

CONVERTIBLE PORTFOLIO -- Edward Silverstein, Edmund C. Spelman and Thomas Wynn

GOVERNMENT PORTFOLIO -- Gary Goodenough and Joseph Portera

GROWTH EQUITY PORTFOLIO -- James Agostisi and Patricia S. Rossi

HIGH YIELD CORPORATE BOND PORTFOLIO -- Donald E. Morgan and J. Matthew Philo

INDEXED EQUITY PORTFOLIO -- Jefferson C. Boyce and Stephen B. Killian

INTERNATIONAL EQUITY PORTFOLIO -- Rupal J. Bhansali

MID CAP CORE PORTFOLIO -- Harvey Fram and Stephen B. Killian

MID CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Rudolph C. Carryl

SMALL CAP GROWTH PORTFOLIO -- Edmund C. Spelman and Rudolph C. Carryl

TOTAL RETURN PORTFOLIO -- Rudolph C. Carryl, Gary Goodenough, Christopher Harms and Edmund C. Spelman

VALUE PORTFOLIO -- Richard A. Rosen

AMERICAN CENTURY INCOME & GROWTH PORTFOLIO -- Kurt Borgwardt, John Schniedwind and Vivienne Hsu

DREYFUS LARGE COMPANY VALUE PORTFOLIO -- Valerie J. Sill

EAGLE ASSET MANAGEMENT GROWTH EQUITY PORTFOLIO -- Ashi Parikh

LORD ABBETT DEVELOPING GROWTH PORTFOLIO -- F. Thomas O'Halloran

BIOGRAPHIES:

JAMES AGOSTISI -- Mr. Agostisi has managed the Growth Equity Portfolio since 1994. He has been a Director of NYLIM since April 2000. He was a Director -- Portfolio Manager of Madison Square Advisors from 1998 to 2001. He has 15 years of investment experience at New York Life and has been working in the equity market since 1989.

CLAUDE ATHAIDE, PH.D., CFA -- Mr. Athaide has managed the Cash Management Portfolio since March 1998. Mr. Athaide joined MacKay Shields in 1996 and became an Associate Director in 2001. Prior to joining MacKay Shields, Mr. Athaide taught graduate and undergraduate level statistics and computer programming courses at George Washington University and The Wharton School of the University of Pennsylvania and was a Quantitative Analyst with the Republic National Bank from May 1995 to August 1995. Mr. Athaide has over 5 years of investment experience. Mr. Athaide earned the right to use the Chartered Financial Analyst designation in 2000.

RUPAL J. BHANSALI -- Ms. Bhansali has managed the International Equity Portfolio since April 2001. Ms. Bhansali joined MacKay Shields as Managing Director and Head of the International Equity Products in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has 13 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and her undergraduate and masters degrees in accounting from the University of Bombay.

KURT BORGWARDT, CFA -- Mr. Borgwardt has managed the American Century Income & Growth Portfolio since its inception. Mr. Borgwardt, Vice President and Senior Portfolio Manager, joined American Century in August 1990, and has managed the quantitative equity research effort since then. He has a bachelor of arts from Stanford University and an MBA with a specialization in finance from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

JEFFERSON C. BOYCE -- Mr. Boyce has managed the Indexed Equity Portfolio since March 1999. Mr. Boyce has been an employee of NYLIM since March 2000 and was the Chairman and Chief Executive Officer of Monitor Capital Advisors LLC from 1997 to 2001. Prior to that he was Senior Vice President of Monitor Capital from 1992 to 1997. Mr. Boyce is a Senior Vice President of New York Life and serves as an officer and/or director of various other subsidiaries and affiliated entities of New York Life.

RUDOLPH C. CARRYL -- Mr. Carryl has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Carryl is a Senior Managing Director of MacKay Shields. He joined MacKay Shields as a Director in 1992 and has 24 years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992.

ALBERT R. CORAPI, JR. -- Mr. Corapi has managed the Bond Portfolio since 1990. Mr. Corapi has been a Director of NYLIM since April 2000. He was a Director-Portfolio Manager of Madison Square Advisors from 1998 to 2001. He joined the Investment Department of New York Life in 1985 and has been in the fixed income market since 1982.

HARVEY FRAM, CFA -- Mr. Fram has managed the Mid Cap Core Portfolio since inception. He joined NYLIM in March 2000. Mr. Fram was a Portfolio Manager and Research Strategist with Monitor Capital Advisors LLC from 1999 to 2001. Mr. Fram is responsible for the management of quantitative equity portfolios. Prior to joining Monitor, he was a quantitative equity research analyst at ITG, a technology based equity brokerage firm. Mr. Fram was awarded his Chartered Financial Analyst designation in 1999 and has an MBA from the Wharton School at the University of Pennsylvania.

GARY GOODENOUGH -- Mr. Goodenough became a manager of the Government Portfolio and the Total Return Portfolio in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-Head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and Global Bonds at Salomon Brothers.

CHRISTOPHER HARMS -- Mr. Harms has managed the Total Return Portfolio since July 2000 and the Government Portfolio from April 1999 until July 2000. Mr. Harms is a Managing Director of MacKay Shields. Mr. Harms joined MacKay Shields as a Director in 1991 with more than 10 years prior investment management and research experience. Prior to joining the firm, Mr. Harms was employed at Bear Stearns in the Asset Management Division as a fixed income portfolio manager.

VIVIENNE HSU, CFA -- Ms. Hsu has managed the American Century Income & Growth Portfolio since February 2002. Ms. Hsu, Portfolio Manager, has been a member of the quantitative equity team since July 1997 and was promoted to Portfolio Manager in February 2002. She joined American Century as a quantitative analyst and became a senior analyst in 2000. She has a bachelor's degree in applied mathematics from the University of California -- Berkeley and an MBA from the Haas School of Business, University of California -- Berkeley. She has earned the right to use the Chartered Financial Analyst designation.

STEPHEN B. KILLIAN -- Mr. Killian has managed the Indexed Equity Portfolio since February 1999 and the Mid Cap Core Portfolio since inception. Mr. Killian has been a Managing Director of NYLIM since March 2000. In this role, he has portfolio management responsibility for international equity funds, active quantitative equity portfolios and development of quantitative strategies. He was a Portfolio Manager with Monitor Capital Advisors LLC from 1997 to 2001. Mr. Killian was a Partner and Senior Portfolio Manager at RhumbLine Advisers from 1992 to 1997.

DONALD E. MORGAN, CFA -- Mr. Morgan has managed the High Yield Corporate Bond Portfolio since 1999. Mr. Morgan is a Managing Director and Head of the High Yield Division at MacKay Shields. He joined MacKay Shields in 1997 as an Associate Director, and was promoted to Director in 1999 and to Managing Director in 2000. Prior to joining MacKay Shields, he was a High Yield Analyst with Fidelity Management & Research. Prior thereto, he was an Engineer at QuesTech Inc. Mr. Morgan earned the right to use the Chartered Financial Analyst designation in 1998, and has 8 years experience in investment management and research.

F. THOMAS O'HALLORAN, CFA -- Mr. O'Halloran, Investment Manager at Lord Abbett, has managed the Lord Abbett Developing Growth Portfolio since March 2003. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg where he served as Executive Director/Senior Research Analyst. He is the holder of a Charter Financial Analyst designation and has been in the investment business since 1987.

ASHI PARIKH -- Mr. Parikh has managed the Eagle Asset Management Growth Equity Portfolio since April 1999. He is Chief Investment Officer and Senior Managing Director of the Institutional Growth Advisers Division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in 1999 from Banc One Investment Advisors, Inc., where he was Managing Director of their Growth Equity Team. He joined Banc One Corporation in 1992 and Banc One Investment Advisors in 1994.

J. MATTHEW PHILO, CFA -- Mr. Philo has managed the High Yield Corporate Bond Portfolio since 2001. Mr. Philo joined MacKay Shields in 1996 from Thorsell, Parker Partners Inc. where he was an analyst and portfolio manager focusing on mid-cap companies. He was previously with Moran Asset Management as an equity portfolio manager and analyst. Mr. Philo has earned the right to use the Chartered Financial Analyst designation and has 19 years of investment management and research experience. He received a BA in Economics from the State University of New York at Albany and a MBA in Finance from New York University.

JOSEPH PORTERA -- Mr. Portera has managed the Government Portfolio since July 2000. Mr. Portera is a Managing Director of MacKay Shields specializing in foreign and domestic government bonds. He returned to MacKay Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay Shields in 1991.

RICHARD A. ROSEN -- Mr. Rosen has managed the Value Portfolio since January 1999. Mr. Rosen is a Managing Director of MacKay Shields and specializes in equity securities. He joined MacKay Shields in January 1999 after working as a Managing Director and equity portfolio manager at Prudential Investments from August 1991 to January 1999.

PATRICIA S. ROSSI, CFA -- Ms. Rossi has managed the Growth Equity Portfolio since 1995. She has been a Managing Director of NYLIM since April 2000. She was a Director-Portfolio Manager of Madison Square Advisors from 1998 to 2001. She joined New York Life in 1995 as Head of Public Equities. Ms. Rossi has over 20 years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards. Ms. Rossi has earned the right to use the Chartered Financial Analyst designation.

JOHN SCHNIEDWIND, CFA -- Mr. Schniedwind has managed the American Century Income & Growth Portfolio since its inception. Mr. Schniedwind, Senior Vice President, Senior Portfolio Manager and Group Leader of Quantitative Equity, joined American Century in 1982 and also supervises other portfolio management teams. He has degrees from Purdue University and an MBA in finance from the University of California-Berkeley. He has earned the right to use the Chartered Financial Analyst designation.

DONALD F. SEREK -- Mr. Serek has managed the Bond Portfolio since April 2000. He has been a Portfolio Manager with NYLIM since April 2000. He joined New York Life in 1997 as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.

VALERIE J. SILL, CFA -- Ms. Sill became a manager of the Dreyfus Large Company Value Portfolio in August 2001. Ms. Sill is a dual employee of The Dreyfus Corporation and The Boston Company Asset Management LLC, each of which is a wholly-owned subsidiary of Mellon Financial Corporation. She joined The Boston Company in 1994, where she is a portfolio manager of balanced and value equity accounts. Ms. Sill is the Chairperson of The Boston Company's Equity Policy Group. Prior to joining The Boston Company, Ms. Sill served as a portfolio manager and analyst at Investment Advisors, Inc. in Minneapolis from 1992 to 1994. She also worked as a health care and utilities analyst at State Street Research & Management Company in Boston from 1990 to 1992. Ms. Sill graduated from Wellesley College with a bachelor's degree, magna cum laude, in economics and philosophy. She holds an MBA from Harvard Business School and has earned the right to use the Chartered Financial Analyst designation.

EDWARD SILVERSTEIN -- Mr. Silverstein has managed the Convertible Portfolio since 2001. Mr. Silverstein joined MacKay Shields in 1998 as an Associate and was a Research Analyst in the Equity Division. He became an Associate Director in 2000. Prior to joining MacKay Shields, Mr. Silverstein was a portfolio manager at The Bank of New York from 1995 to 1998.

EDMUND C. SPELMAN -- Mr. Spelman has managed the Convertible Portfolio since September 1999 and has managed the Capital Appreciation, Mid Cap Growth, Small Cap Growth and Total Return Portfolios since inception. Mr. Spelman is a Senior Managing Director at MacKay Shields and specializes in equity securities. He joined MacKay Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. from 1983 to 1990.

THOMAS WYNN -- Mr. Wynn has managed the Convertible Portfolio since 1997. Mr. Wynn is a Director at MacKay Shields. He joined MacKay Shields in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for 9 years and has over 14 years experience in investment management and research.

                       PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------
                                                                               -

Shares in each of the Portfolios are offered to and are redeemed by the Separate Accounts at a price equal to their respective net asset value, or NAV, per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolios' shares.

The Fund determines the NAV per share of each Portfolio on each day the New York Stock Exchange is open for trading. NAV per share is calculated as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) for purchases and redemptions of each Portfolio by dividing the current market value (amortized cost in the case of the Cash Management Portfolio) of total assets attributable to the Portfolio, less liabilities, attributable to the Portfolio by the total number of shares of that Portfolio that are issued and outstanding. If current market values are not available, investments will be valued by another method that the Board of Directors believes accurately reflects fair value. Changes in the value of the Portfolios' securities that occur after the close of regular trading will not be reflected in the calculation of NAV unless the Manager or Sub-Adviser determines that a particular event would materially affect NAV. In this case, an adjustment in the valuation of the securities may be made.

Certain Portfolios invest in securities that are primarily listed on foreign securities exchanges that trade on weekdays or other days when the Fund does not price shares. As a result, the NAV of those Portfolios' shares may change on days when shareholders will not be able to purchase or redeem their shares. LIMITATIONS ON PURCHASES AND TRANSFERS.

- THE FUND MAY BAR EXCESSIVE TRADERS.

Short-term or excessive trading into and out of a Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. When large dollar amounts are involved, short-term or excessive trading can also make it difficult to use long-term investment strategies because the portfolio manager cannot predict how much cash a Portfolio will have to invest. The Portfolios are not designed for short-term or excessive trading, or for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Accordingly, the Fund may reject any purchase or transfer orders at any time. In particular, the Fund may reject or cancel any order or part thereof from market timers or investors who, in the opinion of NYLIM or a Portfolio's Sub-Adviser, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that Portfolio. For these purposes, NYLIM or the Sub-Adviser may consider an investor's trading history in that Portfolio or other Portfolios, and accounts under common ownership or control. Investors will be notified by telephone or by mail if an order is rejected or canceled.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------
                                                                               -

     TAXES

Each Portfolio intends to elect and to qualify to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If each Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, each Portfolio will be relieved of federal income tax on the amounts distributed.

In order for the Separate Accounts to comply with regulations under Section 817(h) of the Code, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of each Separate Account's proportionate share of the assets owned by each of the regulated investment companies in which it owns shares is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Since the sole shareholders of the Fund will be Separate Accounts, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the Policies, see the attached prospectus for the Policy.

     DIVIDENDS AND DISTRIBUTIONS

The Cash Management Portfolio (which seeks to maintain a constant net asset value of $1.00 per share) will declare a dividend of its net investment income daily and distribute such dividend monthly; a shareholder of that Portfolio begins to earn dividends on the next business day following the receipt of the shareholder's investment by the Portfolio. Each Portfolio other than the Cash Management Portfolio declares and distributes a dividend of net investment income, if any, annually. Shareholders of each Portfolio, other than the Cash Management Portfolio, will begin to earn dividends on the first business day after the shareholder's purchase order has been received. Distributions reinvested in shares will be made after the first business day of each month following declaration of the dividend. Each Portfolio will distribute its net long-term capital gains, if any, after utilization of any capital loss carryforwards after the end of each fiscal year. The Portfolios may declare an additional distribution of investment income and capital gains in October, November or December (which would be paid before February 1 of the following year) to avoid the excise tax on income not distributed in accordance with the applicable timing requirements.

                              GENERAL INFORMATION

--------------------------------------------------------------------------------
                                                                               -

     CUSTODIAN

For the Capital Appreciation, Cash Management, Convertible, Government, High Yield Corporate Bond, International Equity, Mid Cap Core, Mid Cap Growth, Small Cap Growth, Total Return, Value, American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity, Lord Abbett Developing Growth, and Indexed Equity Portfolios, The Bank of New York, 15 Broad Street, New York, New York 10286 is the custodian of the Portfolios' assets. For the Bond and Growth Equity Portfolios, JP Morgan Chase & Co., 3 Chase Metro Tech Center, Brooklyn, New York 11245 is the custodian of the Portfolios' assets.

     PERFORMANCE AND YIELD INFORMATION

From time to time, the Fund may advertise yields and total returns for the Portfolios. In addition, the Fund may advertise the effective yield of the Cash Management Portfolio. These figures will be based on historical information and are not intended to indicate future performance. Information on the calculation of performance data is included in the SAI.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following financial highlights table is intended to help you understand the Portfolios' financial performance for the past five years or, if shorter, the period of a Portfolio's operations. Certain information reflects financial results for a single portfolio share outstanding throughout each of the periods presented. The total returns in the table represent the rate that an investor would have earned on an investment in that portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.

                                                             CAPITAL APPRECIATION PORTFOLIO
                                          ---------------------------------------------------------------------

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------------
                                            2002        2001            2000            1999            1998
                                          --------   ----------      ----------      ----------      ----------
NET ASSET VALUE AT BEGINNING OF PERIOD..  $  23.64   $    30.81      $    36.98      $    30.61      $    22.39
                                          --------   ----------      ----------      ----------      ----------
Net investment income (loss)............      0.02         0.02           (0.05)(a)       (0.02)(a)        0.03
Net realized and unrealized gain (loss)
 on investments.........................     (7.31)       (7.17)          (3.73)           7.79            8.51
                                          --------   ----------      ----------      ----------      ----------
Total from investment operations........     (7.29)       (7.15)          (3.78)           7.77            8.54
                                          --------   ----------      ----------      ----------      ----------
Less dividends and distributions:
 From net investment income.............     (0.02)       (0.02)             --              --           (0.03)
 From net realized gain on investments..        --           --           (2.39)          (1.40)          (0.29)
                                          --------   ----------      ----------      ----------      ----------
Total dividends and distributions.......     (0.02)       (0.02)          (2.39)          (1.40)          (0.32)
                                          --------   ----------      ----------      ----------      ----------
NET ASSET VALUE AT END OF PERIOD........  $  16.33   $    23.64      $    30.81      $    36.98      $    30.61
                                          ========   ==========      ==========      ==========      ==========
Total investment return#................    (30.83%)     (23.22%)        (10.72%)         25.41%          38.14%
RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA:
 Net investment income (loss)...........      0.11%        0.09%          (0.15%)         (0.05%)          0.11%
 Net expenses...........................      0.64%        0.63%           0.63%           0.62%           0.64%
 Expenses (before reimbursement)........      0.64%        0.63%           0.63%           0.62%           0.64%
Portfolio turnover rate.................        72%          46%             33%             37%             27%
Net assets at end of period (in
 000's).................................  $842,410   $1,345,799      $1,813,776      $1,848,514      $1,236,864

                                                                 EAGLE ASSET MANAGEMENT
                                                                 GROWTH EQUITY PORTFOLIO
                                          ---------------------------------------------------------------------
                                                                                                     MAY 1,
                                                         FOR THE YEAR ENDED                         1998 **
                                                            DECEMBER 31,                            THROUGH
                                          -------------------------------------------------       DECEMBER 31,
                                            2002          2001          2000         1999             1998
                                          --------      --------      --------      -------      --------------
NET ASSET VALUE AT BEGINNING OF PERIOD..  $  12.41      $  14.87      $  18.55      $ 11.78         $ 10.00
                                          --------      --------      --------      -------         -------
Net investment income (loss)............      0.01         (0.01)(a)     (0.02)(a)    (0.01)(a)        0.01
Net realized and unrealized gain (loss)
 on investments.........................     (3.51)        (2.45)        (1.69)        7.71            1.78
                                          --------      --------      --------      -------         -------
Total from investment operations........     (3.50)        (2.46)        (1.71)        7.70            1.79
                                          --------      --------      --------      -------         -------
Less dividends and distributions:
 From net investment income.............     (0.01)           --            --        (0.00)(b)       (0.01)
 From net realized gain on investments..        --            --         (1.97)       (0.93)             --
                                          --------      --------      --------      -------         -------
Total dividends and distributions.......     (0.01)           --         (1.97)       (0.93)          (0.01)
                                          --------      --------      --------      -------         -------
NET ASSET VALUE AT END OF PERIOD........  $   8.90      $  12.41      $  14.87      $ 18.55         $ 11.78
                                          ========      ========      ========      =======         =======
Total investment return#................    (28.21%)      (16.56%)       (9.97%)      65.50%          17.85%(c)
RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA:
 Net investment income (loss)...........      0.07%        (0.10%)       (0.19%)      (0.04%)          0.11%*
 Net expenses...........................      0.81%         0.80%         0.80%        0.85%           0.85%*
 Expenses (before reimbursement)........      0.81%         0.80%         0.80%        0.87%           1.28%*
Portfolio turnover rate.................       168%          172%          363%         203%             31%
Net assets at end of period (in
 000's).................................  $119,529      $180,447      $218,190      $65,089         $18,467


                                                           GROWTH EQUITY PORTFOLIO
                                          ----------------------------------------------------------

                                                       FOR THE YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                            2002        2001         2000         1999        1998
                                          --------   ----------   ----------   ----------   --------
NET ASSET VALUE AT BEGINNING OF PERIOD..  $  19.99   $    24.28   $    27.78   $    23.62   $  20.31
                                          --------   ----------   ----------   ----------   --------
Net investment income (loss)............      0.16         0.14         0.15         0.16       0.19
Net realized and unrealized gain (loss)
 on investments.........................     (5.01)       (4.29)       (1.06)        6.89       5.21
                                          --------   ----------   ----------   ----------   --------
Total from investment operations........     (4.85)       (4.15)       (0.91)        7.05       5.40
                                          --------   ----------   ----------   ----------   --------
Less dividends and distributions:
 From net investment income.............     (0.16)       (0.14)       (0.15)       (0.16)     (0.19)
 From net realized gain on investments..        --           --        (2.44)       (2.73)     (1.90)
                                          --------   ----------   ----------   ----------   --------
Total dividends and distributions.......     (0.16)       (0.14)       (2.59)       (2.89)     (2.09)
                                          --------   ----------   ----------   ----------   --------
NET ASSET VALUE AT END OF PERIOD........  $  14.98   $    19.99   $    24.28   $    27.78   $  23.62
                                          ========   ==========   ==========   ==========   ========
Total investment return#................    (24.25%)     (17.09%)      (3.34%)      29.96%     26.59%
RATIOS (TO AVERAGE NET ASSETS)/
 SUPPLEMENTAL DATA:
 Net investment income (loss)...........      0.89%        0.66%        0.55%        0.63%      0.84%
 Net expenses...........................      0.51%        0.50%        0.50%        0.49%      0.51%
 Expenses (before reimbursement)........      0.51%        0.50%        0.50%        0.49%      0.51%
Portfolio turnover rate.................       120%          93%          77%          71%        69%
Net assets at end of period (in
 000's).................................  $731,686   $1,059,832   $1,331,634   $1,312,905   $996,736

------------
 * Annualized.
 ** Commencement of Operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a) Per share data based on average shares outstanding during the period.
(b)  Less than one cent per share.
(c)  Total return is not annualized.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                    INDEXED EQUITY PORTFOLIO
                                                   ----------------------------------------------------------

                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                   ----------------------------------------------------------
                                                     2002        2001         2000         1999        1998
                                                   --------   ----------   ----------   ----------   --------
NET ASSET VALUE AT BEGINNING OF PERIOD...........  $  23.14   $    26.88   $    30.50   $    25.89   $  20.58
                                                   --------   ----------   ----------   ----------   --------
Net investment income (loss).....................      0.26         0.25         0.27         0.28       0.26
Net realized and unrealized gain (loss) on
 investments.....................................     (5.40)       (3.49)       (3.10)        5.06       5.58
Net realized and unrealized gain (loss) on
 foreign currency transactions...................        --           --           --           --         --
                                                   --------   ----------   ----------   ----------   --------
Total from investment operations.................     (5.14)       (3.24)       (2.83)        5.34       5.84
                                                   --------   ----------   ----------   ----------   --------
Less dividends and distributions:
 From net investment income......................     (0.26)       (0.25)       (0.27)       (0.28)     (0.26)
 From net realized gain on investments...........     (0.06)       (0.25)       (0.52)       (0.45)     (0.27)
                                                   --------   ----------   ----------   ----------   --------
Total dividends and distributions................     (0.32)       (0.50)       (0.79)       (0.73)     (0.53)
                                                   --------   ----------   ----------   ----------   --------
NET ASSET VALUE AT END OF PERIOD.................  $  17.68   $    23.14   $    26.88   $    30.50   $  25.89
                                                   ========   ==========   ==========   ==========   ========
Total investment return#.........................    (22.21%)     (12.11%)      (9.32%)      20.70%     28.49%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Net investment income (loss)....................      1.25%        1.01%        0.94%        1.13%      1.30%
 Net expenses....................................      0.38%        0.37%        0.37%        0.36%      0.38%
 Expenses (before reimbursement).................      0.38%        0.37%        0.37%        0.36%      0.38%
Portfolio turnover rate..........................         5%           4%           6%           3%         4%
Net assets at end of period (in 000's)...........  $977,306   $1,326,940   $1,527,577   $1,521,085   $946,785

                                                              INTERNATIONAL EQUITY PORTFOLIO
                                                   -----------------------------------------------------

                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------
                                                    2002         2001         2000      1999      1998
                                                   -------      -------      -------   -------   -------
NET ASSET VALUE AT BEGINNING OF PERIOD...........  $ 10.06      $ 11.90      $ 15.48   $ 12.40   $ 10.31
                                                   -------      -------      -------   -------   -------
Net investment income (loss).....................     0.11         0.11(a)      0.07(a)    0.11     0.23
Net realized and unrealized gain (loss) on
 investments.....................................    (0.63)       (1.78)       (2.97)     3.46      2.20
Net realized and unrealized gain (loss) on
 foreign currency transactions...................     0.08        (0.00)(c)     0.12     (0.12)    (0.05)
                                                   -------      -------      -------   -------   -------
Total from investment operations.................    (0.44)       (1.67)       (2.78)     3.45      2.38
                                                   -------      -------      -------   -------   -------
Less dividends and distributions:
 From net investment income......................    (0.14)       (0.14)       (0.09)    (0.05)    (0.29)
 From net realized gain on investments...........       --        (0.03)       (0.71)    (0.32)       --
                                                   -------      -------      -------   -------   -------
Total dividends and distributions................    (0.14)       (0.17)       (0.80)    (0.37)    (0.29)
                                                   -------      -------      -------   -------   -------
NET ASSET VALUE AT END OF PERIOD.................  $  9.48      $ 10.06      $ 11.90   $ 15.48   $ 12.40
                                                   =======      =======      =======   =======   =======
Total investment return#.........................    (4.41%)     (14.02%)     (18.06%)   28.06%    23.11%
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Net investment income (loss)....................     1.06%        1.04%        0.53%     0.78%     1.13%
 Net expenses....................................     1.11%        1.12%        1.01%     1.07%     0.97%
 Expenses (before reimbursement).................     1.11%        1.12%        1.01%     1.07%     1.17%
Portfolio turnover rate..........................      102%         130%          28%       37%       57%
Net assets at end of period (in 000's)...........  $61,763      $55,515      $65,429   $72,339   $38,006

                                                              LORD ABBETT DEVELOPING GROWTH PORTFOLIO
                                                   -------------------------------------------------------------
                                                                                                       MAY 1,
                                                                                                      1998 **
                                                          FOR THE YEAR ENDED DECEMBER 31,             through
                                                   ----------------------------------------------   December 31,
                                                    2002         2001         2000         1999         1998
                                                   -------      -------      -------      -------   ------------
NET ASSET VALUE AT BEGINNING OF PERIOD...........  $  8.71      $  9.40      $ 11.94      $  9.21     $ 10.00
                                                   -------      -------      -------      -------     -------
Net investment income (loss).....................    (0.07)(a)    (0.07)(a)    (0.07)(a)    (0.05)(a)     (0.01)
Net realized and unrealized gain (loss) on
 investments.....................................    (2.45)       (0.62)       (2.19)        2.81       (0.78)
Net realized and unrealized gain (loss) on
 foreign currency transactions...................       --           --           --           --          --
                                                   -------      -------      -------      -------     -------
Total from investment operations.................    (2.52)       (0.69)       (2.26)        2.76       (0.79)
                                                   -------      -------      -------      -------     -------
Less dividends and distributions:
 From net investment income......................       --           --           --           --          --
 From net realized gain on investments...........       --           --        (0.28)       (0.03)         --
                                                   -------      -------      -------      -------     -------
Total dividends and distributions................       --           --        (0.28)       (0.03)         --
                                                   -------      -------      -------      -------     -------
NET ASSET VALUE AT END OF PERIOD.................  $  6.19      $  8.71      $  9.40      $ 11.94     $  9.21
                                                   =======      =======      =======      =======     =======
Total investment return#.........................   (28.98%)      (7.34%)     (19.08%)      32.19%      (7.90%)(b)
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Net investment income (loss)....................    (0.92%)      (0.83%)      (0.68%)      (0.54%)     (0.35%)*
 Net expenses....................................     1.10%        1.08%        1.07%        0.95%       0.95%*
 Expenses (before reimbursement).................     1.10%        1.08%        1.07%        1.04%       1.50%*
Portfolio turnover rate..........................       62%          49%          51%          59%         12%
Net assets at end of period (in 000's)...........  $22,338      $31,243      $36,015      $32,100     $15,867

------------
 * Annualized.
 ** Commencement of Operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
 (a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.
 (c) Less than one cent per share.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                         MID CAP CORE PORTFOLIO                 MID CAP GROWTH PORTFOLIO
                                     ------------------------------       ------------------------------------
                                                         JULY 2,                                    JULY 2,
                                         YEAR             2001**                 YEAR                2001**
                                        ENDED            THROUGH                ENDED               THROUGH
                                     DECEMBER 31,      DECEMBER 31,          DECEMBER 31,         DECEMBER 31,
                                         2002              2001                  2002                 2001
                                     ------------      ------------       ------------------      ------------
NET ASSET VALUE AT BEGINNING OF
 PERIOD............................    $  9.40           $ 10.00               $  9.16              $ 10.00
                                       -------           -------               -------              -------
Net investment income (loss).......       0.02              0.02                 (0.05)(a)            (0.02)(a)
Net realized and unrealized loss on
 investments.......................      (1.24)            (0.60)                (2.57)               (0.82)
                                       -------           -------               -------              -------
Total from investment operations...      (1.22)            (0.58)                (2.62)               (0.84)
                                       -------           -------               -------              -------
Less dividends:
 From net investment income........      (0.02)            (0.02)                   --                   --
                                       -------           -------               -------              -------
NET ASSET VALUE AT END OF PERIOD...    $  8.16           $  9.40               $  6.54              $  9.16
                                       =======           =======               =======              =======
Total investment return#...........     (12.92%)           (5.86%)(b)           (28.59%)              (8.43%)(b)
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income (loss)......       0.39%             0.44%*               (0.67%)              (0.41%)*
 Net expenses......................       0.98%             0.98%*                0.97%                0.97%*
 Expenses (before reimbursement)...       1.34%             1.84%*                1.10%                1.79%*
Portfolio turnover rate............        217%               74%                  163%                  57%
Net assets at end of period (in
 000's)............................    $27,936           $12,741               $23,230              $13,967

                                          SMALL CAP GROWTH PORTFOLIO
                                     ------------------------------------
                                                               JULY 2,
                                            YEAR                2001**
                                           ENDED               THROUGH
                                        DECEMBER 31,         DECEMBER 31,
                                            2002                 2001
                                     ------------------      ------------
NET ASSET VALUE AT BEGINNING OF
 PERIOD............................       $  9.55              $ 10.00
                                          -------              -------
Net investment income (loss).......         (0.05)(a)            (0.02)(a)
Net realized and unrealized loss on
 investments.......................         (2.47)               (0.43)
                                          -------              -------
Total from investment operations...         (2.52)               (0.45)
                                          -------              -------
Less dividends:
 From net investment income........            --                   --
                                          -------              -------
NET ASSET VALUE AT END OF PERIOD...       $  7.03              $  9.55
                                          =======              =======
Total investment return#...........        (26.41%)              (4.52%)(b)
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income (loss)......         (0.68%)              (0.50%)*
 Net expenses......................          0.95%                0.95%*
 Expenses (before reimbursement)...          1.29%                1.96%*
Portfolio turnover rate............           126%                  55%
Net assets at end of period (in
 000's)............................       $34,368              $20,435

------------
 * Annualized.
 ** Commencement of Operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
 (a) Per share data based on average shares outstanding during the period.
(b) Total return is not annualized.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                      AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                                         --------------------------------------------------------------------
                                                                                                    MAY 1,
                                                                                                   1998 **
                                                  FOR THE YEAR ENDED DECEMBER 31,                  THROUGH
                                         --------------------------------------------------      DECEMBER 31,
                                           2002          2001          2000          1999            1998
                                         --------      --------      --------      --------      ------------
NET ASSET VALUE AT BEGINNING OF
 PERIOD............................      $ 10.24       $ 11.28       $ 12.74       $ 10.91         $ 10.00
                                         -------       -------       -------       -------         -------
Net investment income..............         0.10          0.08          0.07          0.08            0.05
Net realized and unrealized gain
 (loss) on investments.............        (2.10)        (1.04)        (1.44)         1.83            0.91
                                         -------       -------       -------       -------         -------
Total from investment operations...        (2.00)        (0.96)        (1.37)         1.91            0.96
                                         -------       -------       -------       -------         -------
Less dividends and distributions:
 From net investment income........        (0.10)        (0.08)        (0.07)        (0.08)          (0.05)
 From net realized gain on
   investments.....................           --            --         (0.02)           --              --
                                         -------       -------       -------       -------         -------
Total dividends and
 distributions.....................        (0.10)        (0.08)        (0.09)        (0.08)          (0.05)
                                         -------       -------       -------       -------         -------
NET ASSET VALUE AT END OF PERIOD...      $  8.14       $ 10.24       $ 11.28       $ 12.74         $ 10.91
                                         =======       =======       =======       =======         =======
Total investment return#...........       (19.52%)       (8.50%)      (10.73%)       17.59%           9.60%(a)
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income.............         1.09%         0.81%         0.66%         0.89%           1.20%*
 Net expenses......................         0.92%         0.88%         0.90%         0.85%           0.85%*
 Expenses (before reimbursement)...         0.92%         0.88%         0.90%         0.92%           1.30%*
Portfolio turnover rate............           71%           61%           59%           51%             34%
Net assets at end of period (in
 000's)............................      $58,153       $71,000       $75,189       $64,142         $30,167

                                                            CONVERTIBLE PORTFOLIO
                                     -------------------------------------------------------------------

                                                       FOR THE YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------
                                       2002             2001          2000          1999          1998
                                     --------         --------      --------      --------      --------
NET ASSET VALUE AT BEGINNING OF
 PERIOD............................  $  10.11         $  10.71      $  12.68      $ 10.33       $ 10.76
                                     --------         --------      --------      -------       -------
Net investment income..............      0.28             0.36(b)       0.42         0.49          0.51
Net realized and unrealized gain
 (loss) on investments.............     (1.08)           (0.58)(b)     (1.00)        3.81         (0.02)
                                     --------         --------      --------      -------       -------
Total from investment operations...     (0.80)           (0.22)        (0.58)        4.30          0.49
                                     --------         --------      --------      -------       -------
Less dividends and distributions:
 From net investment income........     (0.27)           (0.38)        (0.42)       (0.49)        (0.52)
 From net realized gain on
   investments.....................        --               --         (0.97)       (1.46)        (0.40)
                                     --------         --------      --------      -------       -------
Total dividends and
 distributions.....................     (0.27)           (0.38)        (1.39)       (1.95)        (0.92)
                                     --------         --------      --------      -------       -------
NET ASSET VALUE AT END OF PERIOD...  $   9.04         $  10.11      $  10.71      $ 12.68       $ 10.33
                                     ========         ========      ========      =======       =======
Total investment return#...........     (7.91%)          (2.18%)       (5.02%)      41.98%         4.49%
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income.............      2.97%            3.86%(b)      4.25%        4.52%         5.19%
 Net expenses......................      0.67%            0.67%         0.66%        0.71%         0.72%
 Expenses (before reimbursement)...      0.67%            0.67%         0.66%        0.71%         0.72%
Portfolio turnover rate............        95%             171%          183%         264%          209%
Net assets at end of period (in
 000's)............................  $204,263         $202,564      $168,085      $94,834       $57,711

------------
 * Annualized.
 ** Commencement of Operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a)  Total return is not annualized.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

           Decrease net investment income...................  $(0.00)(c)
           Increase net realized and unrealized gains and
        losses..............................................    0.00(c)
           Decrease ratio of net investment income..........   (0.11%)

(c)  Less than one cent per share.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                              DREYFUS LARGE COMPANY VALUE PORTFOLIO
                                                                 ----------------------------------------------------------------
                                                                                                                        MAY 1,
                                                                                                                       1998 **
                                                                        FOR THE YEAR ENDED DECEMBER 31,                THROUGH
                                                                 ----------------------------------------------      DECEMBER 31,
                                                                  2002         2001         2000         1999            1998
                                                                 -------      -------      -------      -------      ------------
NET ASSET VALUE AT BEGINNING OF PERIOD.....................      $ 10.46      $ 11.29      $ 10.84      $ 10.23        $ 10.00
                                                                 -------      -------      -------      -------        -------
Net investment income......................................         0.06         0.07         0.07         0.08           0.05
Net realized and unrealized gain (loss) on investments.....        (2.45)       (0.56)        0.64         0.61           0.23
                                                                 -------      -------      -------      -------        -------
Total from investment operations...........................        (2.39)       (0.49)        0.71         0.69           0.28
                                                                 -------      -------      -------      -------        -------
Less dividends and distributions:
 From net investment income................................        (0.06)       (0.07)       (0.07)       (0.08)         (0.05)
 From net realized gain on investments.....................           --        (0.27)       (0.19)          --             --
                                                                 -------      -------      -------      -------        -------
Total dividends and distributions..........................        (0.06)       (0.34)       (0.26)       (0.08)         (0.05)
                                                                 -------      -------      -------      -------        -------
NET ASSET VALUE AT END OF PERIOD...........................      $  8.01      $ 10.46      $ 11.29      $ 10.84        $ 10.23
                                                                 =======      =======      =======      =======        =======
Total investment return#...................................       (22.86%)      (4.51%)       6.59%        6.73%          2.83%(a)
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
 Net investment income.....................................         0.63%        0.80%        0.78%        0.90%          1.02%*
 Net expenses..............................................         0.98%        0.99%        1.01%        0.95%          0.95%*
 Expenses (before reimbursement)...........................         0.98%        0.99%        1.01%        1.00%          1.39%*
Portfolio turnover rate....................................           65%          74%         159%         121%            98%
Net assets at end of period (in 000's).....................      $49,975      $59,220      $45,278      $30,608        $18,918

------------
 * Annualized.
 ** Commencement of Operations.
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a)  Total return is not annualized.

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                              TOTAL RETURN PORTFOLIO
                                         ----------------------------------------------------------------
                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002          2001          2000          1999          1998
                                         --------      --------      --------      --------      --------
NET ASSET VALUE AT BEGINNING OF
 YEAR..............................      $  16.69      $  19.21      $  22.36      $  19.99      $  16.47
                                         --------      --------      --------      --------      --------
Net investment income..............          0.37          0.44(a)       0.43          0.39          0.38
Net realized and unrealized gain
 (loss) on investments.............         (3.13)        (2.49)(a)     (1.36)         3.00          4.07
                                         --------      --------      --------      --------      --------
Total from investment operations...         (2.76)        (2.05)        (0.93)         3.39          4.45
                                         --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income........         (0.38)        (0.44)        (0.43)        (0.39)        (0.38)
 From net realized gain on
   investments.....................            --         (0.03)        (1.79)        (0.63)        (0.55)
                                         --------      --------      --------      --------      --------
Total dividends and
 distributions.....................         (0.38)        (0.47)        (2.22)        (1.02)        (0.93)
                                         --------      --------      --------      --------      --------
NET ASSET VALUE AT END OF YEAR.....      $  13.55      $  16.69      $  19.21      $  22.36      $  19.99
                                         ========      ========      ========      ========      ========
Total investment return#...........        (16.57%)      (10.69%)       (4.36%)       17.02%        27.13%
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income.............          2.28%         2.42%(a)      2.05%         1.88%         2.20%
 Expenses..........................          0.61%         0.59%         0.59%         0.58%         0.60%
Portfolio turnover rate............           101%          125%          120%          133%          158%
Net assets at end of year (in
 000's)............................      $498,484      $679,154      $805,862      $821,531      $644,361

                                                             VALUE PORTFOLIO
                                     ----------------------------------------------------------------
                                                     FOR THE YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------------
                                       2002          2001          2000          1999          1998
                                     --------      --------      --------      --------      --------
NET ASSET VALUE AT BEGINNING OF
 YEAR..............................  $  15.35      $  16.21      $  15.00      $  13.96      $  16.09
                                     --------      --------      --------      --------      --------
Net investment income..............      0.20          0.23          0.20          0.20          0.24
Net realized and unrealized gain
 (loss) on investments.............     (3.43)        (0.15)         1.73          1.03         (0.90)
                                     --------      --------      --------      --------      --------
Total from investment operations...     (3.23)         0.08          1.93          1.23         (0.66)
                                     --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income........     (0.19)        (0.23)        (0.21)        (0.19)        (0.24)
 From net realized gain on
   investments.....................     (0.02)        (0.71)        (0.51)           --         (1.23)
                                     --------      --------      --------      --------      --------
Total dividends and
 distributions.....................     (0.21)        (0.94)        (0.72)        (0.19)        (1.47)
                                     --------      --------      --------      --------      --------
NET ASSET VALUE AT END OF YEAR.....  $  11.91      $  15.35      $  16.21      $  15.00      $  13.96
                                     ========      ========      ========      ========      ========
Total investment return#...........    (21.05%)        0.40%        12.89%         8.80%        (4.14%)
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income.............      1.43%         1.53%         1.33%         1.30%         1.60%
 Expenses..........................      0.65%         0.64%         0.64%         0.63%         0.65%
Portfolio turnover rate............        64%           70%           90%           74%           69%
Net assets at end of year (in
 000's)............................  $331,833      $404,174      $338,596      $331,473      $319,743

------------
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income..............................  $(0.02)
Increase net realized and unrealized gains and losses.......    0.02
Decrease ratio of net investment income.....................   (0.12%)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                  BOND PORTFOLIO
                                         ----------------------------------------------------------------
                                                         FOR THE YEAR ENDED DECEMBER 31,
                                         ----------------------------------------------------------------
                                           2002          2001          2000          1999          1998
                                         --------      --------      --------      --------      --------
NET ASSET VALUE AT BEGINNING OF
 YEAR..............................      $  13.11      $  12.59      $  12.24      $  13.23      $  13.14
                                         --------      --------      --------      --------      --------
Net investment income..............          0.60          0.65          0.85          0.78          0.74
Net realized and unrealized gain
 (loss) on investments.............          0.64          0.52          0.35         (0.99)         0.46
                                         --------      --------      --------      --------      --------
Total from investment operations...          1.24          1.17          1.20         (0.21)         1.20
                                         --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income........         (0.61)        (0.65)        (0.85)        (0.78)        (0.74)
 From net realized gain on
   investments.....................         (0.01)           --            --         (0.00)(a)     (0.37)
                                         --------      --------      --------      --------      --------
Total dividends and
 distributions.....................         (0.62)        (0.65)        (0.85)        (0.78)        (1.11)
                                         --------      --------      --------      --------      --------
NET ASSET VALUE AT END OF YEAR.....      $  13.73      $  13.11      $  12.59      $  12.24      $  13.23
                                         ========      ========      ========      ========      ========
Total investment return#...........          9.48%         9.27%         9.82%        (1.53%)        9.12%
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income.............          4.93%         5.66%         6.37%         5.86%         5.86%
 Expenses..........................          0.52%         0.52%         0.51%         0.50%         0.52%
Portfolio turnover rate............            76%           54%           58%          161%          206%
Net assets at end of year (in
 000's)............................      $481,740      $372,983      $257,573      $287,361      $277,392

                                                           GOVERNMENT PORTFOLIO
                                     ----------------------------------------------------------------
                                                     FOR THE YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------------
                                       2002          2001          2000          1999          1998
                                     --------      --------      --------      --------      --------
NET ASSET VALUE AT BEGINNING OF
 YEAR..............................  $  10.35      $  10.11      $   9.56      $  10.27      $   9.83
                                     --------      --------      --------      --------      --------
Net investment income..............      0.31          0.42(b)       0.62          0.53          0.45
Net realized and unrealized gain
 (loss) on investments.............      0.71          0.25(b)       0.55         (0.71)         0.44
                                     --------      --------      --------      --------      --------
Total from investment operations...      1.02          0.67          1.17         (0.18)         0.89
                                     --------      --------      --------      --------      --------
Less dividends and distributions:
 From net investment income........     (0.32)        (0.43)        (0.62)        (0.53)        (0.45)
 From net realized gain on
   investments.....................        --            --            --            --            --
                                     --------      --------      --------      --------      --------
Total dividends and
 distributions.....................     (0.32)        (0.43)        (0.62)        (0.53)        (0.45)
                                     --------      --------      --------      --------      --------
NET ASSET VALUE AT END OF YEAR.....  $  11.05      $  10.35      $  10.11      $   9.56      $  10.27
                                     ========      ========      ========      ========      ========
Total investment return#...........      9.85%         6.64%        12.22%        (1.74%)        9.00%
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income.............      3.94%         5.01%(b)      6.29%         5.47%         5.50%
 Expenses..........................      0.59%         0.60%         0.60%         0.59%         0.63%
Portfolio turnover rate............       146%          137%          311%          328%          405%
Net assets at end of year (in
 000's)............................  $432,816      $223,387      $130,390      $171,055      $119,021

------------
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a)  Less than one cent per share.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

         Decrease net investment income.....................  $(0.04)
         Increase net realized and unrealized gains and
       losses...............................................    0.04
         Decrease ratio of net investment income............   (0.39%)

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                        HIGH YIELD CORPORATE BOND PORTFOLIO
                                        --------------------------------------------------------------------
                                                          FOR THE YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------
                                          2002          2001            2000            1999          1998
                                        --------      --------        --------        --------      --------
NET ASSET VALUE AT BEGINNING OF
 YEAR.............................      $   8.09      $   8.72        $  10.69        $  10.92      $  11.73
                                        --------      --------        --------        --------      --------
Net investment income.............          0.85          1.05(b)         1.32            1.31          1.08
Net realized and unrealized gain
 (loss) on investments............         (0.67)        (0.64)(b)       (1.96)           0.07         (0.76)
Net realized and unrealized gain
 (loss) on foreign currency
 transactions.....................         (0.02)         0.01            0.02            0.01         (0.00)(a)
                                        --------      --------        --------        --------      --------
Total from investment
 operations.......................          0.16          0.42           (0.62)           1.39          0.32
                                        --------      --------        --------        --------      --------
Less dividends and distributions:
 From net investment income.......         (0.86)        (1.05)          (1.35)          (1.38)        (1.09)
 From net realized gain on
   investments....................            --            --           (0.00)(a)       (0.24)        (0.04)
                                        --------      --------        --------        --------      --------
Total dividends and
 distributions....................         (0.86)        (1.05)          (1.35)          (1.62)        (1.13)
                                        --------      --------        --------        --------      --------
NET ASSET VALUE AT END OF YEAR....      $   7.39      $   8.09        $   8.72        $  10.69      $  10.92
                                        ========      ========        ========        ========      ========
Total investment return#..........          2.05%         4.91%          (5.87%)         12.84%         2.66%
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income............         10.44%        11.61%(b)       12.10%          11.33%         9.93%
 Expenses.........................          0.60%         0.58%           0.60%           0.57%         0.58%
Portfolio turnover rate...........            49%           56%             64%             93%          151%
Net assets at end of year (in
 000's)...........................      $696,500      $684,738        $616,807        $684,956      $569,813

                                                          CASH MANAGEMENT PORTFOLIO
                                    ----------------------------------------------------------------------
                                                       FOR THE YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------------
                                      2002            2001            2000          1999            1998
                                    --------        --------        --------      --------        --------
NET ASSET VALUE AT BEGINNING OF
 YEAR.............................  $   1.00        $   1.00        $   1.00      $   1.00        $   1.00
                                    --------        --------        --------      --------        --------
Net investment income.............      0.01            0.04            0.06          0.05            0.05
Net realized and unrealized gain
 (loss) on investments............      0.00(a)         0.00(a)           --          0.00(a)         0.00(a)
Net realized and unrealized gain
 (loss) on foreign currency
 transactions.....................        --              --              --            --              --
                                    --------        --------        --------      --------        --------
Total from investment
 operations.......................      0.01            0.04            0.06          0.05            0.05
                                    --------        --------        --------      --------        --------
Less dividends and distributions:
 From net investment income.......     (0.01)          (0.04)          (0.06)        (0.05)          (0.05)
 From net realized gain on
   investments....................     (0.00)(a)       (0.00)(a)          --         (0.00)(a)       (0.00)(a)
                                    --------        --------        --------      --------        --------
Total dividends and
 distributions....................     (0.01)          (0.04)          (0.06)        (0.05)          (0.05)
                                    --------        --------        --------      --------        --------
NET ASSET VALUE AT END OF YEAR....  $   1.00        $   1.00        $   1.00      $   1.00        $   1.00
                                    ========        ========        ========      ========        ========
Total investment return#..........      1.36%           3.84%           6.06%         4.84%           5.18%
RATIOS (TO AVERAGE NET
 ASSETS)/SUPPLEMENTAL DATA:
 Net investment income............      1.33%           3.57%           5.87%         4.79%           5.05%
 Expenses.........................      0.55%           0.54%           0.52%         0.51%           0.54%
Portfolio turnover rate...........        --              --              --            --              --
Net assets at end of year (in
 000's)...........................  $518,348        $481,171        $305,915      $454,470        $231,552

------------
 # The total investment return quotations reflected above do not reflect expenses incurred by the Separate Accounts or in connection with the Policies. Including such expenses in these quotations would have reduced such returns for all periods shown.
(a)  Less than one cent per share.
(b) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

Decrease net investment income..............................  $(0.00)(a)
Increase net realized and unrealized gains and losses.......    0.00(a)
Decrease ratio of net investment income.....................   (0.03%)

MORE INFORMATION ABOUT THE PORTFOLIOS IS AVAILABLE FREE UPON REQUEST:

STATEMENT OF ADDITIONAL INFORMATION ("SAI")

Provides more details about the Portfolios. A current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS

Provide additional information about the Portfolios' investments and include discussions of market conditions and investment strategies that significantly affected the Portfolios' performance during the last fiscal year.

TO OBTAIN INFORMATION:

Write to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 452, New York, New York 10010, or call 1-800-598-2019.

You can obtain information about the Portfolios (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN, OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, NYLIM OR THE SUB-ADVISERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

[RECYCLE LOGO]
The MainStay VP Series Fund, Inc.
SEC File Number: 811-03833